As filed with the Securities and Exchange Commission on June 7, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                                 Leslie K. Klenk
                       Forum Administrative Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                     Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.




                                        ANNUAL REPORT
                                        ----------------------------------------
      [GRAPHIC-EARTH]                   MARCH 31, 2004




                                        AUSTIN GLOBAL
                                        EQUITY FUND

                               TABLE OF CONTENTS

A Message to Our Shareholders                                   1

Comparison of Change in Value of $10,000 Investment             3

Schedule of Investments                                         4

Statement of Assets and Liabilities                             8

Statement of Operations                                         9

Statements of Changes in Net Assets                            10

Financial Highlights                                           11

Notes to Financial Statements                                  12

Report of Independent Registered Public Accounting Firm        16

Additional Information                                         17

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2004
--------------------------------------------------------------------------------

Dear Shareholder:

We are particularly pleased to present to you this annual report of the Austin Global Equity Fund (the "Fund") for the year ended March 31, 2004. In the twelve-month period your Fund advanced 55.62% versus a 43.87% advance in the MSCI World Index, the Fund's benchmark. The Fund's performance in the period enhanced its long-term record. In the five- and ten-years ended March 31, 2004 your Fund has grown at an annual compounded rate of return of 2.09% and 9.33%, respectively, compared with returns of -0.95% and 7.35%, respectively, for the MSCI World Index. In addition, the Fund registered positive gains in the three-year period ended March 31. It will be recalled that the past five years encompassed the "market bubble and bust" and its then negative impact upon the Fund. We are happily through that turmoil and seek to continue upon the path of the last year. The economy had impressive Gross Domestic Product (GDP) gains in the third and fourth quarter of calendar year 2003 and expectations are that the first quarter of 2004 will produce similar gains and positive earnings results for corporate America. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 754-8759.)

There were numerous changes in our holdings throughout the year, though many of our core holdings such as Kos Pharmaceuticals, Inc., Nestle SA and Diageo plc remained in the portfolio. Significant new positions acquired during the period were: Aioi Insurance Co., Ltd. (Japan), Baker Hughes, Inc., Calgon Carbon Corp., Comcast Corp., Aventis SA (France), Conoco Phillips, Veritas DGC, Inc., Futaba Industrial Co., Ltd. (Japan), Guoco Group, Ltd. (Hong Kong), Heineken Holding NV (Netherlands), and Gurit-Heberlein AG (Switzerland). Increased positions included Akzo Nobel NV (Netherlands), CNP Assurances (France), Toyota Industries Corp. (Japan), Millea Holdings, Inc. (Japan) and Nisshinbo Industries, Inc. (Japan). The Fund eliminated a number of positions during the period. Most were due to portfolio considerations, while some were due to a diminished discount to our estimation of business value. These include Alltel Corp., Anadarko Petroleum Corp., Bank One Corp., Costco Wholesale Corp., Fairmont Hotels & Resorts, Inc., Flextronics International, Novartis AG, Royal Dutch Petroleum Co. and Wyeth. In one case, Rhodia SA (France), we lost confidence in our original thesis and in particular company management and the board of directors and decided to take our lumps and move on. Positions that were decreased include ABN Amro Holdings NV, American Express Co., GlaxoSmithKline plc, Kos Pharmaceuticals, Inc., Malaysia Fund, Inc. and Randstad Holding NV (Netherlands). These positions were not sold due to any concerns about the companies, but rather to adjust our exposure in certain sectors.

From an industry standpoint, the major thesis that we continue to work with is placing more of an emphasis in the Energy sector. This covers a wide swath of industries, many of which we are increasingly constructive on such as Integrated oil companies, Coal, Oil Drilling and service companies. The portfolio showed an increased weighting in these stocks throughout the year and we continue to find reasonably priced companies with above average prospects in the sector. Additionally, we made investments in the Water industry, specifically companies involved in purification and desalination. The balance of the portfolio remains consistent with past reports in terms of industry configuration. We have a large number of investments within the Financial Services sector with a particular emphasis in Japan. This has had a positive impact on the portfolio as many of these companies experienced significant price appreciation over the last year, rebounding strongly off the lows made in mid 2003. A continuing portfolio laggard on the other hand has

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2004
--------------------------------------------------------------------------------

been our significant holdings in the pharmaceutical sector. With the exception of Kos Pharmaceuticals, Inc., and Merck KGaA, the common stocks of our pharmaceutical holdings have largely traded in a range during much of the past year. On balance, we believe this is still an above average business to invest in with the ability to produce high return on equity and good returns to shareholders. We anticipate staying with most of our pharmaceutical stocks in the future.

Among the positions newly acquired by the Fund, was Veritas DGC, Inc. a seismic data collection company. Veritas DGC, Inc. provides geophysical technologies to the oil and natural gas industry. It offers survey planning, seismic data acquisition, data processing and data visualization to oil companies worldwide. The seismic industry was particularly hit hard during the last down cycle in the oil and natural gas exploration business. The Fund took the opportunity to purchase Veritas DGC, Inc. at particularly attractive prices during this downturn as the seismic business, though highly cyclical, is an important part of oil and gas exploration. In fact as we write this letter, we are seeing new signs of strength in the industry benefiting Veritas DGC, Inc. and the energy service group as a whole.

A final remark about the administration of the Austin Global Equity Fund. No doubt you are aware of the recent mutual fund scandals in the news. This is news that saddens us. We are pleased to inform you that in late 2001 the Fund began charging a fee on redemptions of shares held for less than six months to help deter any short-term trading activities. Further, a review of transactions in the Fund has not revealed any late trading activities in the Fund.

Thank you for your loyalty.

/s/ Peter A. Vlachos

/s/ David Rappa

Peter A. Vlachos and David Rappa
Austin Investment Management, Inc.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF MARCH 31, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 754-8759. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (05/04)

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2004
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the "Fund") compared with the performance of the Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (800) 754-8759.

                       AUSTIN GLOBAL EQUITY FUND VS. MSCI

[Edgar representation of graph chart

                    AUSTIN GLOBAL EQUITY FUND                     MSCI
                    -------------------------                     ----
03/31/94                      10000                              10000
                               9970                              10307
                               9980                              10331
                               9909                              10300
                              10020                              10493
                              10253                              10807
09/30/94                      10303                              10521
                              10637                              10817
                              10182                              10346
                              10324                              10444
                              10202                              10284
                              10404                              10432
03/31/95                      10344                              10932
                              10617                              11311
                              11223                              11405
                              11719                              11399
                              12235                              11966
                              12204                              11697
09/30/95                      12690                              12035
                              12255                              11843
                              12588                              12252
                              12659                              12608
                              12980                              12833
                              13135                              12909
03/31/96                      13238                              13121
                              13620                              13427
                              13827                              13436
                              13631                              13501
                              12701                              13021
                              13145                              13168
09/30/96                      13631                              13681
                              13982                              13774
                              15103                              14543
                              14499                              14307
                              14823                              14477
                              14767                              14641
03/31/97                      14364                              14348
                              14868                              14815
                              16199                              15726
                              16546                              16508
                              18045                              17265
                              17150                              16108
09/30/97                      18358                              16980
                              17654                              16084
                              17553                              16366
                              17968                              16562
                              17919                              17021
                              19031                              18170
03/31/98                      20093                              18934
                              20809                              19116
                              20463                              18874
                              21303                              19319
                              21846                              19285
                              18055                              16711
09/30/98                      18401                              17003
                              19500                              18537
                              20673                              19637
                              22083                              20593
                              22468                              21041
                              21420                              20478
03/31/99                      22004                              21328
                              22667                              22166
                              21645                              21353
                              23172                              22346
                              22986                              22276
                              23676                              22233
09/30/99                      23583                              22015
                              25600                              23156
                              28626                              23804
                              34426                              25728
                              33032                              24252
                              37252                              24314
03/31/00                      37106                              25992
                              32952                              24890
                              31055                              24257
                              33337                              25071
                              31997                              24362
                              33908                              25151
09/30/00                      31174                              23811
                              29741                              23409
                              26848                              21985
                              26826                              22338
                              27106                              22768
                              23811                              20841
03/31/01                      22208                              19469
                              23547                              20904
                              23385                              20631
                              22855                              19982
                              22400                              19715
                              21502                              18766
09/30/01                      19267                              17110
                              19635                              17436
                              20738                              18465
                              20983                              18580
                              20480                              18015
                              20258                              17856
03/31/02                      21354                              18643
                              20939                              18009
                              20673                              18039
                              19769                              16942
                              17711                              15512
                              17874                              15539
09/30/02                      16363                              13828
                              16778                              14847
                              17326                              15645
                              17148                              14885
                              16452                              14431
                              15786                              14179
03/31/03                      15682                              14132
                              16882                              15384
                              18155                              16260
                              18051                              16539
                              18629                              16873
                              19221                              17236
09/30/03                      19488                              17340
                              20880                              18367
                              21813                              18644
                              23027                              19813
                              24093                              20131
                              24315                              20468
03/31/04                      24404                              20332]

 INVESTMENT VALUE ON 03/31/04
 ----------------------------
Austin Global Equity Fund         $24,404
MSCI                              $20,332

 AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/04             ONE YEAR            FIVE YEARS            TEN YEARS
 ------------------------------------------             --------            ----------            ---------
Austin Global Equity Fund                               55.62%                 2.09%               9.33%
MSCI                                                    43.87%                (0.95%)              7.35%

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

    SHARES                          SECURITY DESCRIPTION                        COST           VALUE
--------------    --------------------------------------------------------   -----------    -----------
COMMON STOCK -- 95.7%

                  AUSTRALIA -- 0.2%
     1,841        News Corp., Ltd. ADR                                       $    35,026    $    58,378
                                                                             -----------    -----------
                  CANADA -- 4.8%
    12,001        EnCana Corp.                                                   323,618        517,483
    10,000        Fording Canadian Coal Trust                                    210,334        403,500
    10,000        National Bank of Canada                                        267,657        348,564
                                                                             -----------    -----------
                                                                                 801,609      1,269,547
                                                                             -----------    -----------
                  FRANCE -- 5.6%
     4,000        Aventis SA +                                                   237,215        307,471
     4,000        BNP Paribas                                                    149,461        244,453
     5,000        CNP Assurances                                                 216,743        288,791
     1,500        Groupe Danone                                                  183,291        245,903
     2,000        Rue Imperiale +                                                164,856        388,332
                                                                             -----------    -----------
                                                                                 951,566      1,474,950
                                                                             -----------    -----------
                  GERMANY -- 4.0%
    15,000        Bayer AG                                                       444,373        367,748
    15,000        Merck KGaA                                                     436,955        704,160
                                                                             -----------    -----------
                                                                                 881,328      1,071,908
                                                                             -----------    -----------
                  GREECE -- 1.4%
    15,000        Coca-Cola Hellenic Bottling Co. SA                             182,570        383,785
                                                                             -----------    -----------
                  HONG KONG -- 5.6%
    40,000        Guoco Group, Ltd.                                              307,552        317,028
    28,598        HSBC Holdings plc                                              316,197        431,295
    22,000        Hutchison Whampoa, Ltd.                                        162,065        158,129
   750,000        SCMP Group, Ltd.                                               423,363        305,637
   250,000        Swire Pacific, Ltd.                                            215,614        285,582
                                                                             -----------    -----------
                                                                               1,424,791      1,497,671
                                                                             -----------    -----------
                  ITALY -- 0.9%
    25,000        Arnoldo Mondadori Editore SpA                                  185,107        229,497
                                                                             -----------    -----------

See Notes to Financial Statements.      4

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

    SHARES                          SECURITY DESCRIPTION                        COST           VALUE
--------------    --------------------------------------------------------   -----------    -----------
                  JAPAN -- 15.6%
    85,000        Aioi Insurance Co., Ltd.                                   $   221,288    $   424,040
    20,000        Futaba Industrial Co., Ltd.                                    223,993        326,621
        40        Millea Holdings, Inc.                                          509,903        622,867
        50        Mitsubishi Tokyo Financial Group                               395,768        495,026
    65,000        Mitsui Sumitomo Insurance Co., Ltd.                            326,504        692,267
     7,000        Nippon Broadcasting System, Inc.                               226,135        353,247
    90,000        Nisshinbo Industries, Inc.                                     442,820        628,058
    25,000        Toyota Industries Corp.                                        428,253        594,752
                                                                             -----------    -----------
                                                                               2,774,664      4,136,878
                                                                             -----------    -----------
                  NETHERLANDS -- 8.5%
    20,000        ABN Amro Holdings NV                                           310,467        446,091
     8,000        Akzo Nobel NV                                                  264,093        293,658
     9,594        Grolsch NV                                                     202,238        271,171
     5,000        Heineken Holding NV, Class A                                   181,277        179,112
     7,059        Hunter Douglas NV                                              224,721        355,754
    17,000        Randstad Holding NV                                            203,260        453,341
    25,475        Wegener NV CVA +                                               233,543        271,738
                                                                             -----------    -----------
                                                                               1,619,599      2,270,865
                                                                             -----------    -----------
                  NORWAY -- 0.6%
     2,200        Farstad Shipping A/S                                            20,692         20,507
    16,000        Smedvig ASA, Class A                                           158,763        147,979
                                                                             -----------    -----------
                                                                                 179,455        168,486
                                                                             -----------    -----------
                  SINGAPORE -- 0.5%
   400,000        Chuan Hup Holdings, Ltd.                                       124,967        124,087
                                                                             -----------    -----------
                  SPAIN -- 0.8%
     7,000        Altadis SA                                                     100,257        212,047
                                                                             -----------    -----------
                  SWEDEN -- 0.9%
    25,000        Investors AB, Class A                                          254,140        248,631
                                                                             -----------    -----------

                                        5     See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

    SHARES                          SECURITY DESCRIPTION                        COST           VALUE
--------------    --------------------------------------------------------   -----------    -----------
                  SWITZERLAND -- 6.4%
    10,000        Compagnie Financiere Richemont                             $   224,136    $   268,777
       525        Gurit-Heberlein AG, Class B                                    375,969        393,693
     2,200        Nestle SA                                                      456,951        560,919
     5,000        Roche Holding ADR                                              333,296        488,416
                                                                             -----------    -----------
                                                                               1,390,352      1,711,805
                                                                             -----------    -----------
                  UNITED KINGDOM -- 8.5%
    25,000        AGA Foodservice Group plc                                      113,512        110,271
    14,000        Anglo American plc                                             271,135        333,717
    10,000        Diageo plc, ADR                                                386,546        528,800
    11,000        GlaxoSmithKline plc, ADR                                       228,632        215,911
     4,000        Rio Tinto plc, ADR                                             204,977        402,320
    50,000        Trinity Mirror plc                                             140,697        523,328
    30,000        Weir Group plc                                                 144,034        150,520
                                                                             -----------    -----------
                                                                               1,489,533      2,264,867
                                                                             -----------    -----------
                  UNITED STATES -- 31.4%
     5,000        American Express Co.                                           180,777        259,250
    10,000        Baker Hughes, Inc.                                             318,519        364,800
    35,000        Calgon Carbon Corp.                                            240,729        269,500
    13,000        Comcast Corp., Class A +                                       397,522        373,620
     3,000        ConocoPhilips                                                  190,797        209,430
    16,464        DIRECTV Group, Inc. +                                          165,765        253,216
     7,000        Estee Lauder Cos., Inc.                                        215,060        310,380
    60,000        JDS Uniphase Corp. +                                           174,000        244,200
    30,000        Kos Pharmaceuticals, Inc. +                                    164,913      1,222,200
    20,000        Liberty Media Corp., Class A +                                 233,732        219,000
    25,000        Magnum Hunter Resources, Inc. +                                248,270        253,500
     5,000        MBIA, Inc.                                                     204,992        313,500
    20,000        Midway Games, Inc. +                                           133,542        145,600
    20,000        NDCHealth Corp.                                                380,739        543,000
     3,000        Nabors Industries, Ltd. +                                      115,590        137,250
    10,000        Pall Corp.                                                     240,614        226,900
     6,000        Pfizer, Inc.                                                   206,810        210,300

See Notes to Financial Statements.      6

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

    SHARES                          SECURITY DESCRIPTION                        COST           VALUE
--------------    --------------------------------------------------------   -----------    -----------
                  UNITED STATES
    25,000        Phoenix Cos., Inc.                                         $   295,530    $   335,250
     5,000        Pinnacle West Capital Corp.                                    181,600        196,750
     8,500        Popular, Inc.                                                  290,542        366,350
     6,000        Raymond James Financial, Inc.                                  155,957        149,100
    15,000        Scottish Re Group, Ltd.                                        326,886        362,850
    30,000        Tellabs, Inc. +                                                182,459        258,900
    40,000        Veritas DGC, Inc. +                                            351,435        828,000
    13,000        Watts Water Technologies, Inc., Class A                        232,441        304,070
                                                                             -----------    -----------
                                                                               5,829,221      8,356,916
                                                                             -----------    -----------
Total Common Stock                                                            18,224,185     25,480,318
                                                                             -----------    -----------
CLOSED-END MUTUAL FUND -- 1.1%
                  UNITED STATES -- 1.1%
    40,000        Malaysia Fund, Inc.                                            192,031        276,400
                                                                             -----------    -----------
Total Investments -- 96.8%                                                   $18,416,216    $25,756,718
                                                                             -----------    -----------

Other Asset and Liabilities, Net -- 3.2%                                                        860,198
                                                                                            -----------

NET ASSETS -- 100.0%                                                                        $26,616,916
                                                                                            ===========

--------------------------------------------------------------------------------
+ Non-income producing security.

ADR American Depositary Receipt.

                                        7     See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------


ASSETS
       Total investments, at value (Cost $18,416,216)           $25,756,718
       Receivables:
            Fund shares sold                                        960,900
            Investment securities sold                               96,289
            Interest and dividends                                   82,667
                                                                -----------
Total Assets                                                     26,896,574
                                                                -----------

LIABILITIES
       Unrealized loss on currency contracts                            137
       Payables:
            Investment securities purchased                          70,742
            Due to custodian                                        133,431
       Accrued liabilities:
            Payables to related parties                              32,124
            Trustees' fees and expenses                                  31
            Other expenses                                           43,193
                                                                -----------
Total Liabilities                                                   279,658
                                                                -----------

NET ASSETS                                                      $26,616,916
                                                                ===========

COMPONENTS OF NET ASSETS
       Paid-in capital                                          $23,998,454
       Accumulated undistributed (distributions in excess
        of) net investment income                                  (150,792)
       Accumulated net realized gain (loss) on investments
        and foreign currency transactions                        (4,572,351)
       Unrealized appreciation (depreciation) on investments
        and foreign currency translations                         7,341,605
                                                                -----------

NET ASSETS                                                      $26,616,916
                                                                ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $26,616,916 and 1,615,289 shares
  outstanding (unlimited shares authorized)                     $     16.48
                                                                -----------

See Notes to Financial Statements.      8

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
       Dividend income (net of foreign withholding taxes of
        $46,629)                                                $  405,760
                                                                ----------
Total Investment Income                                            405,760
                                                                ----------

EXPENSES
       Investment advisory fees                                    320,330
       Administration fees                                          53,388
       Transfer agency fees                                         22,788
       Custody fees                                                 23,325
       Accounting fees                                              53,984
       Registration fees                                            17,140
       Professional fees                                            29,417
       Trustees' fees and expenses                                     773
       Printing expenses                                            13,595
       Miscellaneous expenses                                        9,445
                                                                ----------
Total Expenses                                                     544,185
       Fees waived                                                    (249)
                                                                ----------
Net Expenses                                                       543,936
                                                                ----------

NET INVESTMENT INCOME (LOSS)                                      (138,176)
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS
       Net realized gain (loss) on investments transactions*       349,351
       Net realized gain (loss) on foreign currency
        transactions                                                (9,146)
                                                                ----------
Net Realized Gain (Loss) on Investments and Foreign Currency
  Transactions                                                     340,205
                                                                ----------
       Net change in unrealized appreciation (depreciation)
        on investments                                           8,825,954
       Net change in unrealized appreciation (depreciation)
        on foreign currency translations                              (580)
                                                                ----------
Net Change in Unrealized Appreciation (Depreciation) on
      Investments and Foreign Currency Translations              8,825,374
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS                              9,165,579
                                                                ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $9,027,403
                                                                ==========

------------------------------------------------------------------
*    Includes  proceeds  received from a  non-recurring  cash  settlement in the
     amount  of  $243,985  from  a   class-action   lawsuit   against  Bank  for
     International Settlements.

                                        9     See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     Year              Year
                                                                    Ended             Ended
                                                                March 31, 2004    March 31, 2003
                                                                --------------    --------------
OPERATIONS
     Net investment income (loss)                                $  (138,176)      $    (72,305)
     Net realized gain (loss) on investments and foreign
      currency transactions                                          340,205         (1,506,753)
     Net change in unrealized appreciation (depreciation) on
      investments and foreign currency translations                8,825,374         (5,191,443)
                                                                 -----------       ------------
Increase (Decrease) in Net Assets from Operations                  9,027,403         (6,770,501)
                                                                 -----------       ------------

CAPITAL SHARE TRANSACTIONS
     Sale of shares                                                8,836,257          5,110,818
     Redemption of shares                                         (7,446,495)        (9,959,341)
     Redemption fees                                                  80,389             40,025
                                                                 -----------       ------------
Increase (Decrease) from Capital Share Transactions                1,470,151         (4,808,498)
                                                                 -----------       ------------
Increase (Decrease) in Net Assets                                 10,497,554        (11,578,999)

NET ASSETS
     Beginning of period                                          16,119,362         27,698,361
                                                                 -----------       ------------
     End of period (a)                                           $26,616,916       $ 16,119,362
                                                                 ===========       ============

SHARE TRANSACTIONS
     Sale of shares                                                  687,861            430,993
     Redemption of shares                                           (594,285)          (830,446)
                                                                 -----------       ------------
Increase (Decrease) in Shares                                         93,576           (399,453)
                                                                 ===========       ============
(a) Accumulated undistributed (distributions in excess of)
    net investment income                                        $  (150,792)      $     (3,467)
                                                                 -----------       ------------

See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                       Years Ended March 31,
                                                   --------------------------------------------------------------
                                                    2004            2003         2002         2001         2000
                                                   -------         -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.59         $ 14.42      $ 15.10      $ 27.96      $ 16.58
                                                   -------         -------      -------      -------      -------

INVESTMENT OPERATIONS
  Net investment income (loss)                      (0.08)           (0.05)       (0.13)       (0.18)       (0.21)
  Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions                                     5.92           (3.80)       (0.50)      (10.67)       11.59
                                                   -------         -------      -------      -------      -------
Total from Investment Operations                      5.84           (3.85)       (0.63)      (10.85)       11.38
                                                   -------         -------      -------      -------      -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain (loss) on investments and
     foreign currency transactions                      --              --        (0.10)       (2.01)          --
                                                   -------         -------      -------      -------      -------
Total Distributions to Shareholders                     --              --        (0.10)       (2.01)          --
                                                   -------         -------      -------      -------      -------
  Redemption fee (a)                                  0.05            0.02         0.05           --           --
                                                   -------         -------      -------      -------      -------

NET ASSET VALUE, END OF PERIOD                     $ 16.48         $ 10.59      $ 14.42      $ 15.10      $ 27.96
                                                   =======         =======      =======      =======      =======

TOTAL RETURN                                         55.62%(b)      (26.56)%      (3.85)%     (40.15)%      68.64%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)        $26,617         $16,119      $27,698      $27,081      $42,521
Ratios to Average Net Assets:
  Net investment income (loss)                       (0.65)%         (0.34)%      (0.86)%      (0.89)%      (1.06)%
  Net expenses                                        2.55%           2.49%        2.34%        2.19%        2.24%
  Gross expenses (c)                                  2.55%           2.49%        2.34%        2.19%        2.24%
PORTFOLIO TURNOVER RATE                                 72%             33%          45%          60%          49%

------------------------------------------------------------------
(a)  Calculated based on average shares outstanding during the period.
(b) The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 54.20%.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

                                       11     See Notes to Financial Statements.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Forum Funds (the "Trust") is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series. Included in this report is Austin Global Equity Fund (the "Fund"), a diversified series of the Trust. The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. The Fund commenced operations on December 8, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES -- Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

REPURCHASE AGREEMENTS -- The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES -- The Fund intends to qualify each year as a registered investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2004, the Fund has capital loss carryovers to offset future capital gains of $2,489,990, $1,763,664 and $313,318 expiring in March 2010,
March 2011 and March 2012, respectively.

RECLASSIFICATION OF CAPITAL ACCOUNTS -- On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 30, 2004 have been reclassified. The following reclassification was primarily a result of realized gain/loss on currency transactions and has no impact on the net assets of the Fund.

    Accumulated Net Investment Income (Loss)       $(9,149)
    Undistributed Net Realized Gain (Loss)           9,146
    Paid-in Capital                                      3

EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE -- Any shareholder who redeems or exchanges shares within 180 days of purchase will incur a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. Redemption fees collected by the Fund for the year ended March 31, 2004 totaled $80,389.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATION AND OTHER SERVICES -- Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION -- Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4. WAIVER OF FEES

For the year ended March 31, 2004, Citigroup waived fees as follows:

Transfer Agency   Accounting Fees   Total Fees Waived
---------------   ---------------   -----------------
     $232               $17               $249

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, totaled $16,624,345 and $15,008,070, respectively, for the year ended March 31, 2004.

For Federal income tax purposes, the tax cost basis of investment securities owned as of March 31, 2004, was $18,588,232 and the net unrealized appreciation of investment securities was $7,168,486. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $7,461,467, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $292,981.

NOTE 6. CURRENCY CONTRACTS

                                                                 Net Unrealized
                                               Market Value at    Appreciation
Contracts to   Settlement   Settlement Value   March 31, 2004    (Depreciation)
  Purchase        Date           (USD)              (USD)            (USD)
------------   ----------   ----------------   ---------------   --------------
142,067 NOK     04/05/04        $20,825            $20,691           $(134)
110,956 HKD     04/01/04         14,244             14,241              (3)

NOK  Norwegian Krone
HKD  Hong Kong Dollar

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

    Undistributed Ordinary Income       $    15,843
    Undistributed Long-Term Gain                  2
    Capital and Other Losses             (4,566,972)
    Unrealized Appreciation
      (Depreciation)                      7,169,589
                                        -----------
    Total                               $ 2,618,462
                                        ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to the tax treatment of passive foreign investment holdings.

NOTE 8. PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Austin Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of Austin Global Equity Fund (the "Fund") (a series of Forum Funds), including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Austin Global Equity Fund as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 21, 2004

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended March 31, 2004.

There were no long-term capital gain dividends paid by the Fund for the tax year ended March 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 754-8759.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND        OTHER
                               POSITION     LENGTH                                             COMPLEX     TRUSTEESHIPS
           NAME,               WITH THE     OF TIME          PRINCIPAL OCCUPATION(S)           OVERSEEN      HELD BY
      AGE AND ADDRESS           TRUST       SERVED             DURING PAST 5 YEARS            BY TRUSTEE     TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer                Trustee      1989-       President, Citigroup, Fund Services      24           None
Born: July 15, 1942                        Present     (a fund services company) since
Two Portland Square                                    2003; President and owner of Forum
Portland, ME 04101                                     Fund Services, LLC ("Trust's
                                                       distributor"); President, Forum
                                                       Financial Group, LLC ("Forum") (a
                                                       fund services company acquired by
                                                       Citigroup in 2003) 1989-2003.
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis              Trustee      1989-       Professor of Economics, University       24           None
Born: February 15, 1943                    Present     of California-Los Angeles; Visiting
Two Portland Square                                    Professor of Economics, Athens
Portland, ME 04101                                     University of Economics and Business
                                                       1998-1999.
-----------------------------------------------------------------------------------------------------------------------
James C. Cheng                Trustee      1989-       President, Technology Marketing          24           None
Born: July 26, 1942                        Present     Associates (marketing company for
Two Portland Square                                    small and medium sized businesses in
Portland, ME 04101                                     New England).
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND        OTHER
                               POSITION     LENGTH                                             COMPLEX     TRUSTEESHIPS
           NAME,               WITH THE     OF TIME          PRINCIPAL OCCUPATION(S)           OVERSEEN      HELD BY
      AGE AND ADDRESS           TRUST       SERVED             DURING PAST 5 YEARS            BY TRUSTEE     TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
J. Michael Parish             Chairman     1989-       Retired; Partner, Wolfe, Block,          24           None
Born: November 9, 1943        Trustee      Present     Schorr and Solis-Cohen LLP (law
Two Portland Square                        (Chairman   firm) 2002-2003; Partner, Thelen
Portland, ME 04101                         since       Reid & Priest LLP (law firm) from
                                           2004)       1995-2002.
-----------------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein            President    2000-       Director, Citigroup since 2003;          N/A          N/A
Born: August 3, 1961                       Present     Director of Business & Product
Two Portland Square                                    Development, Forum 1999-2003.
Portland, ME 04101
-----------------------------------------------------------------------------------------------------------------------
Beth P. Hanson                Vice         2001-       Relationship Manager; Citigroup          N/A          N/A
Born: July 15, 1966           President/   Present     since 2003; Relationship Manager,
Two Portland Square           Assistant                Forum 1999-2003.
Portland, ME 04101            Secretary
-----------------------------------------------------------------------------------------------------------------------
Stacey E. Hong                Treasurer    2002-       Director, Fund Accounting, Citigroup     N/A          N/A
Born: May 10, 1966                         Present     since 2003; Director Forum
Two Portland Square                                    Accounting Services, LLC (fund
Portland, ME 04101                                     accountant acquired by Citigroup in
                                                       2003) 1998-2003.
-----------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk               Secretary    1998-       Counsel, Citigroup since 2003;           N/A          N/A
Born: August 24, 1964                      Present     Counsel, Forum 1998-2003.
Two Portland Square
Portland, ME 04101
-----------------------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

                               INVESTMENT ADVISER
                       Austin Investment Management, Inc.
                         70 East 55th Street, 8th Floor
                               New York, NY 10022



                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                               Portland, ME 04101



                            AUSTIN GLOBAL EQUITY FUND
                                  P.O. Box 446
                              Two Portland Square
                               Portland, ME 04112
                                 (800) 754-8759

        BAINBRIDGE              ANNUAL REPORT
         CAPITAL                MARCH 31, 2004
     MANAGEMENT, LLC

                                        INVESTORS BOND FUND
                                        TAXSAVER BOND FUND


                              (GRAPHIC-GREEK TEMPLE)

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                                 MARCH 31, 2004
--------------------------------------------------------------------------------

A Message to Our Shareholders                                   1
Performance                                                     2

Schedules of Investments

  Investors Bond Fund                                           4
  TaxSaver Bond Fund                                            6

Statements of Assets and Liabilities                            9

Statements of Operations                                       10

Statements of Changes in Net Assets                            11

Financial Highlights                                           12

Notes to Financial Statements                                  13

Report of Independent Registered Public Accounting Firm        18

Additional Information                                         19

--------------------------------------------------------------------------------


A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                  March 31, 2004
Dear Shareholder:

     We are pleased to present our annual report for Investors Bond Fund and TaxSaver Bond Fund for the year ended March 31, 2004. The report includes a review of financial highlights and our perspective on the financial markets. As of the end of the period, net assets in the Funds totaled nearly $31.5 million.

     At the risk of being repetitive to prior financial market bearing statements, the last twelve months have been witness to both signs of strength and weakness in the domestic and international financial markets. Strengthening equity markets on the heels of accommodative Federal Reserve monetary policy and a somewhat stabilized geopolitical landscape during the past fiscal year helped to solidify funds that invest in municipal bonds and other fixed income securities.

     Investors Bond Fund completed the year with a total return of 9.15%, outpacing both the Morningstar Corporate General Bond Funds Average of 6.57% and the Lipper Corporate Debt Funds (BBB rated) Average of 8.64%. In addition, TaxSaver Bond Fund's total return performance of 6.54% exceeded the Morningstar Municipal-National Bond Funds Average of 5.10% and the Lipper General Municipal Debt Funds Average of 5.46%. Each Fund has a maximum 3.75% sales charge which is reduced based on the dollar amount invested in the Funds. Including the maximum sales charge, Investors Bond Fund's one-, five- and ten-year average annual returns for the period ended March 31 were 5.06%, 6.65% and 7.01%, respectively. For these same periods, TaxSaver Bond Fund's returns were 2.55%, 4.28% and 5.27%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call 800-943-6786.)

     The returns of both Funds represent a disciplined approach to fixed income management. Emphasis to credit quality, a reluctance to trade on general whims in the economy and shortening of the overall maturity/duration in the portfolios were basic portfolio management tenets throughout the last fiscal year. Underlying securities diversification continues to be a portfolio management benchmark.

     We continue to monitor aspects of the economy and economic data that influences the management of fixed income securities. Current Federal Reserve interest rate policies and recent strengthening economic indicators, as evidenced by the most recent labor statistics, could provide additional useful information to the future management of the Funds.

     Our portfolio management team has maintained its investment discipline and has kept focused on long-term investing. This approach to portfolio management has, we believe, benefited our shareholders throughout a variety of different markets. We appreciate your continued trust and confidence in us and THANK YOU for investing in our Funds. Feel free to call at 800-943-6786 or contact your local investment professional with any questions.

Bainbridge Capital Management, LLC
Investment Advisors

FOR ADDITIONAL FUND PERFORMANCE INFORMATION AND IMPORTANT DISCLOSURE, PLEASE REFER TO PAGES 2 AND 3. THE VIEWS IN THIS REPORT ARE THOSE OF BAINBRIDGE CAPITAL MANAGEMENT AS OF MARCH 31, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING 800-943-6786. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (05/04)

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

                         SUMMARY PERFORMANCE INDICATORS
                       TOTAL RETURN WITHOUT SALES CHARGE
                           YEAR ENDED MARCH 31, 2004

                                                               MORNINGSTAR   FUND VS. MORNINGSTAR
                                                       FUND      AVERAGE           AVERAGE
                                                       -----   -----------   --------------------
Investors Bond Fund                                    9.15%       6.57%(1)         2.58%
TaxSaver Bond Fund                                     6.54%       5.10%(2)         1.44%

(1)MORNINGSTAR Corporate General Bond Funds Average:
  843 Funds in Category
(2)MORNINGSTAR Municipal National Bond Funds Average:
  698 Funds in Category

                MAXIMUM SALES CHARGES
-----------------------------------------------------
Investors Bond Fund                             3.75%
TaxSaver Bond Fund                              3.75%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR FIGURES DO NOT INCLUDE THE EFFECT OF MAXIMUM SALES CHARGES. DURING THE PERIOD REPORTED, THE FUNDS WAIVED FEES OR REIMBURSED EXPENSES. IF THERE HAD BEEN NO FEE WAIVERS OR EXPENSE REIMBURSEMENTS, EACH FUND'S QUOTED PERFORMANCE WOULD BE LOWER. TOTAL RETURNS INCLUDE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

     The following charts reflect the change in value of a hypothetical $10,000 investment, including applicable sales charges, and reinvestment of dividends and distributions to each Fund's related securities index, over the past ten fiscal years. The Lehman Brothers Intermediate U.S. Government/Credit Index is a market index of fixed-rate government and investment grade securities with maturities of up to ten years. The Lehman Brothers 10-year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of ten years. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. Returns include each Fund's maximum sales charge which is 3.75%. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUNDS' HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance please call 800-943-6786.

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT INCLUDING SALES CHARGE

INVESTORS BOND FUND VS. LEHMAN BROTHERS
INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

AVERAGE ANNUAL TOTAL RETURN ON 03/31/04
---------------------------------------
One Year:              5.06%
Five Year:             6.65%
Ten Year:              7.01%

INVESTMENT VALUE ON 03/31/04
----------------------------
Investors Bond Fund:   $19,688
Lehman Index:          $19,870

[Edgar representation of graph chart

      Date               Investors Bond Fund   Lehman Brothers 10-Year Municipal Bond Index
      03/31/1994                 9,625                 10,000
      04/30/1994                 9,533                  9,932
      05/31/1994                 9,543                  9,939
      06/30/1994                 9,545                  9,940
      07/31/1994                 9,732                 10,083
      08/31/1994                 9,771                 10,115
      09/30/1994                 9,660                 10,022
      10/31/1994                 9,613                 10,020
      11/30/1994                 9,622                  9,975
      12/31/1994                 9,634                 10,010
      01/31/1995                 9,657                 10,179
      02/28/1995                 9,912                 10,390
      03/31/1995                10,063                 10,449
      04/30/1995                10,173                 10,578
      05/31/1995                10,420                 10,898
      06/30/1995                10,456                 10,971
      07/31/1995                10,415                 10,973
      08/31/1995                10,481                 11,073
      09/30/1995                10,578                 11,153
      10/31/1995                10,611                 11,277
      11/30/1995                10,791                 11,425
      12/31/1995                10,957                 11,545
      01/31/1996                11,033                 11,645
      02/29/1996                10,987                 11,508
      03/31/1996                11,053                 11,449
      04/30/1996                11,030                 11,408
      05/31/1996                11,060                 11,399
      06/30/1996                11,225                 11,521
      07/31/1996                11,218                 11,555
      08/31/1996                11,273                 11,564
      09/30/1996                11,402                 11,725
      10/31/1996                11,545                 11,932
      11/30/1996                11,748                 12,090
      12/31/1996                11,710                 12,012
      01/31/1997                11,793                 12,059
      02/28/1997                11,826                 12,082
      03/31/1997                11,846                 11,998
      04/30/1997                11,968                 12,140
      05/31/1997                12,039                 12,240
      06/30/1997                12,175                 12,352
      07/31/1997                12,392                 12,603
      08/31/1997                12,363                 12,540
      09/30/1997                12,484                 12,686
      10/31/1997                12,709                 12,826
      11/30/1997                12,823                 12,855
      12/31/1997                12,974                 12,957
      01/31/1998                13,078                 13,127
      02/28/1998                13,087                 13,117
      03/31/1998                13,147                 13,159
      04/30/1998                13,159                 13,225
      05/31/1998                13,299                 13,322
      06/30/1998                13,422                 13,407
      07/31/1998                13,415                 13,454
      08/31/1998                13,596                 13,666
      09/30/1998                13,784                 14,009
      10/31/1998                13,640                 13,995
      11/30/1998                13,707                 13,994
      12/31/1998                13,770                 14,051
      01/31/1999                13,854                 14,128
      02/28/1999                13,590                 13,920
      03/31/1999                13,731                 14,024
      04/30/1999                13,746                 14,067
      05/31/1999                13,602                 13,959
      06/30/1999                13,553                 13,968
      07/31/1999                13,530                 13,956
      08/31/1999                13,534                 13,967
      09/30/1999                13,596                 14,097
      10/31/1999                13,639                 14,134
      11/30/1999                13,618                 14,151
      12/31/1999                13,540                 14,105
      01/31/2000                13,537                 14,053
      02/29/2000                13,639                 14,169
      03/31/2000                13,887                 14,317
      04/30/2000                13,314                 14,284
      05/31/2000                13,321                 14,307
      06/30/2000                13,564                 14,559
      07/31/2000                13,763                 14,670
      08/31/2000                14,224                 14,843
      09/30/2000                14,215                 14,978
      10/31/2000                14,235                 15,046
      11/30/2000                14,360                 15,251
      12/31/2000                14,791                 15,532
      01/31/2001                15,218                 15,787
      02/28/2001                15,452                 15,936
      03/31/2001                15,540                 16,058
      04/30/2001                15,508                 16,016
      05/31/2001                15,679                 16,106
      06/30/2001                15,816                 16,166
      07/31/2001                16,191                 16,502
      08/31/2001                16,346                 16,667
      09/30/2001                16,292                 16,910
      10/31/2001                16,228                 17,190
      11/30/2001                16,141                 17,018
      12/31/2001                16,043                 16,924
      01/31/2002                16,345                 17,012
      02/28/2002                16,530                 17,147
      03/31/2002                16,211                 16,886
      04/30/2002                16,653                 17,165
      05/31/2002                16,853                 17,337
      06/30/2002                16,949                 17,487
      07/31/2002                16,944                 17,694
      08/31/2002                17,199                 17,957
      09/30/2002                17,434                 18,279
      10/31/2002                17,031                 18,207
      11/30/2002                17,421                 18,191
      12/31/2002                17,789                 18,588
      01/31/2003                17,842                 18,587
      02/28/2003                18,058                 18,849
      03/31/2003                18,037                 18,869
      04/30/2003                18,312                 19,013
      05/31/2003                18,763                 19,395
      06/30/2003                18,897                 19,382
      07/31/2003                18,491                 18,855
      08/31/2003                18,507                 18,900
      09/30/2003                19,033                 19,378
      10/31/2003                18,960                 19,196
      11/30/2003                19,168                 19,222
      12/31/2003                19,323                 19,390
      01/31/2004                19,486                 19,517
      02/29/2004                19,625                 19,716
      03/31/2004                19,688                 19,870]

TAXSAVER BOND FUND VS. LEHMAN BROTHERS
10-YEAR MUNICIPAL BOND INDEX

AVERAGE ANNUAL TOTAL RETURN ON 03/31/04
---------------------------------------
One Year:              2.55%
Five Year:             4.28%
Ten Year:              5.27%

INVESTMENT VALUE ON 03/31/04
----------------------------
TaxSaver Bond Fund:    $16,712
Lehman Index:          $19,450

[Edgar representation of graph chart

      Date                TaxSaver Bond Fund   Lehman Brothers 10-Year Municipal Bond Index
      03/31/1994                 9,625                 10,000
      04/30/1994                 9,619                 10,110
      05/31/1994                 9,728                 10,191
      06/30/1994                 9,670                 10,147
      07/31/1994                 9,839                 10,318
      08/31/1994                 9,848                 10,357
      09/30/1994                 9,715                 10,218
      10/31/1994                 9,653                 10,069
      11/30/1994                 9,554                  9,878
      12/31/1994                 9,740                 10,056
      01/31/1995                 9,950                 10,317
      02/28/1995                10,149                 10,609
      03/31/1995                10,219                 10,752
      04/30/1995                10,242                 10,765
      05/31/1995                10,487                 11,106
      06/30/1995                10,448                 11,038
      07/31/1995                10,513                 11,200
      08/31/1995                10,621                 11,352
      09/30/1995                10,670                 11,424
      10/31/1995                10,758                 11,556
      11/30/1995                10,918                 11,711
      12/31/1995                11,034                 11,783
      01/31/1996                11,092                 11,902
      02/29/1996                11,067                 11,853
      03/31/1996                10,972                 11,706
      04/30/1996                10,957                 11,664
      05/31/1996                10,978                 11,632
      06/30/1996                11,064                 11,742
      07/31/1996                11,167                 11,855
      08/31/1996                11,178                 11,855
      09/30/1996                11,288                 11,977
      10/31/1996                11,370                 12,128
      11/30/1996                11,528                 12,374
      12/31/1996                11,508                 12,318
      01/31/1997                11,529                 12,367
      02/28/1997                11,619                 12,483
      03/31/1997                11,537                 12,316
      04/30/1997                11,597                 12,407
      05/31/1997                11,715                 12,582
      06/30/1997                11,820                 12,721
      07/31/1997                12,083                 13,079
      08/31/1997                12,000                 12,952
      09/30/1997                12,106                 13,116
      10/31/1997                12,169                 13,186
      11/30/1997                12,231                 13,247
      12/31/1997                12,358                 13,456
      01/31/1998                12,454                 13,605
      02/28/1998                12,464                 13,604
      03/31/1998                12,431                 13,595
      04/30/1998                12,386                 13,520
      05/31/1998                12,574                 13,750
      06/30/1998                12,610                 13,800
      07/31/1998                12,635                 13,823
      08/31/1998                12,800                 14,063
      09/30/1998                12,951                 14,272
      10/31/1998                12,916                 14,278
      11/30/1998                12,950                 14,321
      12/31/1998                12,987                 14,365
      01/31/1999                13,110                 14,586
      02/28/1999                13,058                 14,454
      03/31/1999                13,046                 14,447
      04/30/1999                13,082                 14,486
      05/31/1999                13,021                 14,384
      06/30/1999                12,847                 14,117
      07/31/1999                12,872                 14,212
      08/31/1999                12,772                 14,159
      09/30/1999                12,770                 14,207
      10/31/1999                12,682                 14,107
      11/30/1999                12,769                 14,261
      12/31/1999                12,719                 14,186
      01/31/2000                12,682                 14,128
      02/29/2000                12,782                 14,240
      03/31/2000                12,950                 14,516
      04/30/2000                12,924                 14,444
      05/31/2000                12,887                 14,358
      06/30/2000                13,134                 14,748
      07/31/2000                13,279                 14,952
      08/31/2000                13,424                 15,184
      09/30/2000                13,382                 15,114
      10/31/2000                13,487                 15,269
      11/30/2000                13,510                 15,352
      12/31/2000                13,789                 15,713
      01/31/2001                13,875                 15,915
      02/28/2001                13,980                 15,943
      03/31/2001                14,078                 16,078
      04/30/2001                13,979                 15,879
      05/31/2001                14,125                 16,052
      06/30/2001                14,243                 16,148
      07/31/2001                14,457                 16,369
      08/31/2001                14,646                 16,649
      09/30/2001                14,600                 16,625
      10/31/2001                14,720                 16,831
      11/30/2001                14,631                 16,614
      12/31/2001                14,545                 16,438
      01/31/2002                14,687                 16,749
      02/28/2002                14,861                 16,988
      03/31/2002                14,648                 16,638
      04/30/2002                14,841                 17,024
      05/31/2002                14,951                 17,104
      06/30/2002                15,086                 17,317
      07/31/2002                15,238                 17,547
      08/31/2002                15,346                 17,776
      09/30/2002                15,529                 18,200
      10/31/2002                15,311                 17,869
      11/30/2002                15,260                 17,723
      12/31/2002                15,506                 18,111
      01/31/2003                15,470                 18,014
      02/28/2003                15,663                 18,325
      03/31/2003                15,686                 18,334
      04/30/2003                15,795                 18,471
      05/31/2003                16,067                 19,000
      06/30/2003                16,089                 18,909
      07/31/2003                15,667                 18,115
      08/31/2003                15,780                 18,270
      09/30/2003                16,116                 18,885
      10/31/2003                16,065                 18,741
      11/30/2003                16,238                 18,943
      12/31/2003                16,416                 19,143
      01/31/2004                16,501                 19,224
      02/29/2004                16,735                 19,561
      03/31/2004                16,712                 19,450]

--------------------------------------------------------------------------------
INVESTORS BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL                        SECURITY DESCRIPTION                      RATE     MATURITY      VALUE
---------    ------------------------------------------------------------  -----    --------   -----------
CORPORATE BONDS & NOTES - 59.7%
$  750,000   American Electric Power Co., Inc., Series A                    6.13%    5/15/06   $   810,638
    27,000   Bank United, MTN, Series A                                     8.00     3/15/09        32,623
   711,000   Comerica Bank                                                  8.38     7/15/24       867,521
   474,000   Cummins, Inc.                                                  6.45      3/1/05       490,590
 1,000,000   DPL, Inc.                                                      8.25      3/1/07     1,060,000
 1,010,000   DPL, Inc.                                                      6.88      9/1/11     1,030,200
   750,000   Ford Motor Credit Co.                                          7.88     6/15/10       840,262
   500,000   General Motors Acceptance Corp.                                7.75     1/19/10       567,500
 1,000,000   Georgia Pacific Corp.                                          8.13     5/15/11     1,140,000
   750,000   Household Finance Corp., MTN, Series 1                         3.07     2/10/09       752,565
   500,000   Lehman Brothers Holdings                                       7.20     8/15/09       590,166
   316,000   Leucadia National Corp.                                        8.65     1/15/27       336,935
   750,000   Merrill Lynch & Co., Series CPI                                3.09      3/2/09       758,775
   316,000   Sears Roebuck Acceptance Corp.                                 6.70    11/15/06       351,709
                                                                                               -----------
Total Corporate Bonds & Notes (Cost $9,310,924)                                                  9,629,484
                                                                                               -----------
MUNICIPAL BONDS - 15.4%
 1,383,713   Coffee County, GA, Hospital Authority, Taxable Revenue
             Anticipation Certificates, Coffee Regional Medical Center
             Office Building Project, Series B                              9.00     12/1/12*    1,452,802
   934,943   Coffee County, GA, Hospital Authority, Taxable Revenue
             Anticipation Certificates, Coffee Regional Medical Center
             Office Building Project, Series B, ACA Insured, CBI            9.00     12/1/12*    1,032,345
                                                                                               -----------
Total Municipal Bonds (Cost $2,430,664)                                                          2,485,147
                                                                                               -----------
U.S. TREASURY NOTES - 12.8%
 2,000,000   U.S. Treasury Notes (Cost $2,003,511)                          3.38    11/15/08     2,061,408
                                                                                               -----------
SHARES
------
COMMON STOCK - 0.1%
       741   Conseco, Inc.+ (Cost $1,020,233)                                                       17,162
                                                                                               -----------
PREFERRED STOCK - 3.1%
    20,000   PNC Capital Trust (Cost $500,000)                              6.13                   509,000
                                                                                               -----------
WARRANTS - 4.8%
     2,964   Conseco, Inc.+                                                                         20,125
    27,600   National Commerce Capital Trust                                                       748,236
                                                                                               -----------
Total Warrants (Cost $750,766)                                                                     768,361
                                                                                               -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTORS BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

SHARES                           SECURITY DESCRIPTION                                             VALUE
------       ------------------------------------------------------------                      -----------
SHORT-TERM HOLDINGS - 3.2%
   399,171   CitiFunds Institutional Trust Liquid Reserves, Class A                            $   399,171
   118,896   Citibank Money Market Deposit Account                                                 118,896
                                                                                               -----------
Total Short-Term Holdings (Cost $518,067)                                                          518,067
                                                                                               -----------

Total Investments - 99.1% (Cost $16,534,165)                                                    15,988,629
Other Assets and Liabilities, Net - 0.9%                                                           152,554
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $16,141,183
                                                                                               ===========

---------------

* Denotes a restricted security which is subject to restrictions on resale under Federal securities law. As of March 31, 2004, these securities amounted to $2,485,147, which represents 15.4% of Net Assets.

+ Non-income producing security.

ACA    American Capital Access

CBI    Certificate of Bond Insurance

MTN    Medium Term Note

See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL                        SECURITY DESCRIPTION                      RATE     MATURITY      VALUE
---------    ------------------------------------------------------------  -----    --------   -----------
MUNICIPAL BONDS - 94.8%
ARIZONA - 3.5%
$  500,000   Gila County, AZ, IDA, Cobre Valley Community Hospital,
             Healthcare RV, ACA Insured                                     6.00%    12/1/20   $   541,210
                                                                                               -----------
ARKANSAS - 2.0%
   305,000   Crossett, AR, PCR, Georgia-Pacific Corp. Project               4.88     10/1/07       308,224
                                                                                               -----------
DISTRICT OF COLUMBIA - 3.6%
   500,000   District Of Columbia, Educational Facilities RV, American
             University, AMBAC Insured                                      5.75     10/1/16       548,710
                                                                                               -----------
ILLINOIS - 1.1%
   170,000   Illinois Development Finance Authority RV, Community
             Rehabilitation Providers Facilities Acquisition Program,
             Partially P/R                                                  8.25      8/1/12       167,061
                                                                                               -----------
LOUISIANA - 15.2%
 1,000,000   Calcasieu Parish, LA, PCR, Occidental Petroleum Project
             Louisiana Public Facilities Authority, Healthcare RV,
             Extended Care Facilities                                       4.80     12/1/06     1,065,770
 1,000,000   Louisiana Public Facilities Authority, Healthcare RV,
             Extended Care Facilities Community-Care Corp.                 11.00      2/1/14     1,283,550
                                                                                               -----------
                                                                                                 2,349,320
                                                                                               -----------
MAINE - 1.6%
   250,000   Baileyville, ME, PCR, Georgia-Pacific Corp. Project            4.75      6/1/05       249,032
                                                                                               -----------
MINNESOTA - 6.1%
 1,000,000   International Falls, MN, PCR, Boise Cascade Corp. Project      5.50      4/1/23       944,850
                                                                                               -----------
MISSOURI - 3.0%
   465,000   Kansas City, MO, IDA RV, Owens-Illinois, Inc. Project          4.90    12/31/08       454,705
                                                                                               -----------
NEW HAMPSHIRE - 0.6%
    90,000   New Hampshire, HEHFA RV, Franklin Pierce College Project       6.00     10/1/13        90,276
                                                                                               -----------
NEW JERSEY - 5.7%
   770,000   Essex County, NJ, Improvement Authority RV, Utilities System
             East Orange Franchise, MBIA Insured                            6.00      7/1/18       884,584
                                                                                               -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL                        SECURITY DESCRIPTION                      RATE     MATURITY      VALUE
---------    ------------------------------------------------------------  -----    --------   -----------
OHIO - 31.6%
$  740,000   Hamilton, OH, GO Bonds, One Renaissance Center, Series A,
             AMBAC Insured                                                  5.50%    11/1/16   $   841,373
   300,000   Lebanon, OH, Electric RV, AMBAC Insured                        5.50     12/1/17       338,931
   500,000   Lorain County, OH, Hospital RV, Catholic Healthcare Project,
             Series A                                                       5.63     10/1/16       548,250
   215,000   Montgomery County, OH, GO Bonds                                5.30     12/1/10       238,020
   615,000   Northwest, OH, GO Bonds, FGIC Insured                          5.50     12/1/12       717,896
 1,000,000   Ohio State Air Quality Development Authority, PCR,
             Environmental Improvement, United States Steel Corp. Project   5.00     11/1/15     1,119,200
   500,000   Ohio State Building Authority, Lease RV, Arts Building Fund
             Project, Series A                                              5.50      4/1/16       559,635
   500,000   Ohio State Water Development Authority, PCR, Toledo Edison
             Co. Project, Series B                                          4.50      9/1/33       510,525
                                                                                               -----------
                                                                                                 4,873,830
                                                                                               -----------
OKLAHOMA - 1.3%
   195,000   Claremore, OK, Public Works Authority Capital Improvement,
             Sales Tax RV, ETM, MBIA Insured                                5.00      6/1/05       203,754
                                                                                               -----------
PENNSYLVANIA - 5.2%
   385,000   Bucks County, PA, IDA RV, Personal Care, Remarketed
             11/15/93, ETM, Series A                                       10.00     5/15/19       635,762
   150,000   Horizon Hospital System Authority, PA, Hospital RV, Horizon
             Hospital System, Inc. Project                                  6.35     5/15/16       159,261
                                                                                               -----------
                                                                                                   795,023
                                                                                               -----------
PUERTO RICO - 5.5%
   250,000   Commonwealth of Puerto Rico, Fuel Sales Tax RV, Public
             Improvement Project, Series A                                  5.50      7/1/16       285,890
   545,000   Puerto Rico Electric Power Authority, Electric RV, Series U,
             MBIA-IBC Insured, Bank of New York LOC                         6.00      7/1/14       562,107
                                                                                               -----------
                                                                                                   847,997
                                                                                               -----------
VIRGIN ISLANDS - 1.4%
   200,000   Virgin Islands, PFA RV, Gross Receipts Taxes Lien, Series A    5.63     10/1/10       217,928
                                                                                               -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

PRINCIPAL                        SECURITY DESCRIPTION                      RATE     MATURITY      VALUE
---------    ------------------------------------------------------------  -----    --------   -----------
WASHINGTON - 7.4%
$  465,000   Pierce County, WA, HFA RV                                      6.00%    12/1/28   $   430,134
   740,000   Vancouver, WA, HFA RV, Springbrook Square Project, Series B    6.00      3/1/31       707,662
                                                                                               -----------
                                                                                                 1,137,796
                                                                                               -----------
Total Municipal Bonds (Cost $13,879,191)                                                        14,614,300
                                                                                               -----------
 SHARES
----------
SHORT-TERM HOLDING - 3.7%
   567,928   Dreyfus Municipal Cash Management Plus Fund (Cost $567,928)                           567,928
                                                                                               -----------

Total Investments - 98.5% (Cost $14,447,119)                                                   $15,182,228
Other Assets and Liabilities, Net - 1.5%                                                           226,882
                                                                                               -----------
NET ASSETS - 100.0%                                                                            $15,409,110
                                                                                               ===========

---------------

+  Variable Rate Security.

ACA       American Capital Access
AMBAC     American Municipal Bond Assurance Corporation
ETM       Escrowed to Maturity
FGIC      Financial Guaranty Insurance Company
GO        General Obligation
HEHFA     Higher Education & Health Facilities Authority
HFA       Housing Finance Authority
IBC       Insured Bond Certification
IDA       Industrial Development Authority
LOC       Letter of Credit
MBIA      Municipal Bond Insurance Association
MTN       Medium Term Note
P/R       Prerefunded
PCR       Pollution Control Revenue
PFA       Public Finance Authority
RV        Revenue Bonds

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                               INVESTORS     TAXSAVER
                                                               BOND FUND     BOND FUND
                                                               ---------     ---------
ASSETS
    Total investments, at value                               $15,988,629   $15,182,228
      (Cost $16,534,165 and $14,447,119, respectively)
    Cash                                                               --        15,157
    Receivables:
      Fund shares sold                                             67,795            --
      Interest and dividends                                      166,944       259,952
                                                              -----------   -----------
Total Assets                                                   16,223,368    15,457,337
                                                              -----------   -----------
LIABILITIES
    Payables:
      Dividends                                                    40,007        17,527
      Due to Custodian                                             12,584            --
    Accrued Liabilities:
      Payables to related parties                                   1,707         1,871
      Trustees' fees and expenses                                      12            16
      Other expenses                                               27,875        28,813
                                                              -----------   -----------
Total Liabilities                                                  82,185        48,227
                                                              -----------   -----------
NET ASSETS                                                    $16,141,183   $15,409,110
                                                              ===========   ===========
COMPONENTS OF NET ASSETS
    Paid-in capital                                           $16,977,114   $14,626,789
    Accumulated undistributed (distributions in excess of)
     net investment income                                            224            --
    Accumulated net realized gain (loss) on investments          (290,619)       47,212
    Unrealized appreciation (depreciation) on investments        (545,536)      735,109
                                                              -----------   -----------
NET ASSETS                                                    $16,141,183   $15,409,110
                                                              ===========   ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED NUMBER AUTHORIZED)     1,490,752     1,419,056
                                                              ===========   ===========
NET ASSET VALUE, AND REDEMPTION PRICE PER SHARE               $     10.83   $     10.86
                                                              ===========   ===========
OFFERING PRICE PER SHARE (NAV / (1-MAXIMUM SALES LOAD))       $     11.25   $     11.28
                                                              ===========   ===========
MAXIMUM SALES LOAD                                                  3.75%         3.75%
                                                              ===========   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------

                                                               INVESTORS    TAXSAVER
                                                               BOND FUND    BOND FUND
                                                               ---------    ---------
INVESTMENT INCOME
    Interest income                                           $  858,511    $733,101
    Dividend income                                               90,335       4,550
                                                              ----------    --------
Total Investment Income                                          948,846     737,651
                                                              ----------    --------
EXPENSES
    Investment advisory fees                                      66,024      59,918
    Administration fees                                           16,506      14,979
    Transfer agency fees                                          22,597      20,667
    Shareholder servicing fees                                    41,265      37,449
    Custody fees                                                   7,173       5,695
    Accounting fees                                               43,582      44,780
    Professional fees                                             23,406      22,131
    Registration fees                                              2,763       4,463
    Trustees' fees and expenses                                      637         576
    Miscellaneous expenses                                        10,759       8,832
                                                              ----------    --------
Total Expenses                                                   234,712     219,490
    Fees waived and expenses reimbursed                          (77,905)    (77,184)
                                                              ----------    --------
Net Expenses                                                     156,807     142,306
                                                              ----------    --------
NET INVESTMENT INCOME (LOSS)                                     792,039     595,345
                                                              ----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                      359,147     134,016
    Net change in unrealized appreciation (depreciation) on
     investments                                                 299,915     202,220
                                                              ----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           659,062     336,236
                                                              ----------    --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             $1,451,101    $931,581
                                                              ==========    ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                    INVESTORS                 TAXSAVER
                                                                    BOND FUND                BOND FUND
                                                              ----------------------   ----------------------
                                                                AMOUNT       SHARES      AMOUNT       SHARES
                                                                ------       ------      ------       ------
NET ASSETS--MARCH 31, 2002                                    $15,370,542              $20,215,661
                                                              -----------              -----------
OPERATIONS
  Net investment income (loss)                                    899,931                  754,229
  Net realized gain (loss) on investments                         369,287                   89,077
  Net change in unrealized appreciation (depreciation) on
    investments                                                   383,263                  480,702
                                                              -----------              -----------
Increase (Decrease) in Net Assets from Operations               1,652,481                1,324,008
                                                              -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (899,931)                (766,095)
  Net realized gain on investments                                     --                  (77,114)
                                                              -----------              -----------
Total Distributions to Shareholders                              (899,931)                (843,209)
                                                              -----------              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                1,456,093    142,320       742,102     70,059
  Reinvestment of distributions                                   413,257     40,320       424,041     39,862
  Redemption of shares                                         (2,294,956)  (225,260)   (3,738,013)  (352,647)
                                                              -----------   --------   -----------   --------
Increase (Decrease) from Capital Share Transactions              (425,606)   (42,620)   (2,571,870)  (242,726)
                                                              -----------   ========   -----------   ========
Increase (Decrease) in Net Assets                                 326,944               (2,091,071)
                                                              -----------              -----------
NET ASSETS--MARCH 31, 2003 (INCLUDING LINE (A))               $15,697,486              $18,124,590
                                                              -----------              -----------
OPERATIONS
  Net investment income (loss)                                    792,039                  595,345
  Net realized gain (loss) on investments                         359,147                  134,016
  Net change in unrealized appreciation (depreciation) on
    investments                                                   299,915                  202,220
                                                              -----------              -----------
Increase (Decrease) in Net Assets from Operations               1,451,101                  931,581
                                                              -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (792,089)                (583,480)
  Net realized gain on investments                                     --                 (100,084)
                                                              -----------              -----------
Total Distributions to Shareholders                              (792,089)                (683,564)
                                                              -----------              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                2,738,907    257,601       925,126     85,858
  Reinvestment of distributions                                   326,337     30,570       411,608     38,312
  Redemption of shares                                         (3,280,559)  (305,481)   (4,300,231)  (403,396)
                                                              -----------   --------   -----------   --------
Increase (Decrease) from Capital Share Transactions              (215,315)   (17,310)   (2,963,497)  (279,226)
                                                              -----------   ========   -----------   ========
Increase (Decrease) in Net Assets                                 443,697               (2,715,480)
                                                              -----------              -----------
NET ASSETS--MARCH 31, 2004 (INCLUDING LINE (B))               $16,141,183              $15,409,110
                                                              ===========              ===========
  (a) Accumulated undistributed (distributions in excess of)
      net investment income, March 31, 2003                   $        89              $   (11,865)
                                                              -----------              -----------
  (b) Accumulated undistributed (distributions in excess of)
      net investment income, March 31, 2004                   $       224              $        --
                                                              -----------              -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                                YEARS ENDED MARCH 31,
                                                             -----------------------------------------------------------
                                                              2004         2003         2002         2001         2000
                                                              ----         ----         ----         ----         ----
INVESTORS BOND FUND
NET ASSET VALUE, BEGINNING OF YEAR                           $ 10.41      $  9.91      $ 10.11      $  9.74      $ 10.32
                                                             -------      -------      -------      -------      -------
INVESTMENT OPERATIONS
    Net investment income (loss)                                0.51         0.59         0.63 (a)     0.72         0.68
    Net realized and unrealized gain (loss) on investments      0.42         0.50        (0.20)(a)     0.37        (0.58)
                                                             -------      -------      -------      -------      -------
Total from Investment Operations                                0.93         1.09         0.43         1.09         0.10
                                                             -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                                      (0.51)       (0.59)       (0.63)       (0.72)       (0.68)
    Net realized investment gains                                 --           --           --           --           --
                                                             -------      -------      -------      -------      -------
Total Distributions to Shareholders                            (0.51)       (0.59)       (0.63)       (0.72)       (0.68)
                                                             -------      -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR                                 $ 10.83      $ 10.41      $  9.91      $ 10.11      $  9.74
                                                             =======      =======      =======      =======      =======
TOTAL RETURN(B)                                                 9.15%       11.26%        4.32%       11.90%        1.13%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                  $16,141      $15,697      $15,371      $13,372      $50,432
Ratios to Average Net Assets:
    Net investment income (loss)                                4.81%        5.79%        6.23%(a)     7.75%        6.90%
    Net expenses                                                0.95%        0.66%        0.95%        0.81%        0.70%
    Gross expenses(c)                                           1.42%        1.45%        1.57%        1.21%        1.05%
PORTFOLIO TURNOVER RATE                                           88%          64%          81%          28%          34%
TAXSAVER BOND FUND
NET ASSET VALUE, BEGINNING OF YEAR                           $ 10.67      $ 10.42      $ 10.45      $ 10.05      $ 10.61
                                                             -------      -------      -------      -------      -------
INVESTMENT OPERATIONS
    Net investment income                                       0.43         0.42         0.44         0.45         0.48
    Net realized and unrealized gain (loss) on investments      0.25         0.30        (0.03)        0.40        (0.56)
                                                             -------      -------      -------      -------      -------
Total from Investment Operations                                0.68         0.72         0.41         0.85        (0.08)
                                                             -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income                                      (0.42)       (0.43)       (0.44)       (0.45)       (0.48)
    Net realized investment gains                              (0.07)       (0.04)          --           --           --
                                                             -------      -------      -------      -------      -------
Total Distributions to Shareholders                            (0.49)       (0.47)       (0.44)       (0.45)       (0.48)
                                                             -------      -------      -------      -------      -------
NET ASSET VALUE, END OF YEAR                                 $ 10.86      $ 10.67      $ 10.42      $ 10.45      $ 10.05
                                                             =======      =======      =======      =======      =======
TOTAL RETURN(B)                                                 6.54%        7.08%        4.05%        8.71%       (0.74)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                  $15,409      $18,125      $20,216      $21,301      $29,180
Ratios to Average Net Assets:
    Net investment income                                       3.98%        4.00%        4.22%        4.50%        4.68%
    Net expenses                                                0.95%        0.95%        0.95%        0.81%        0.60%
    Gross expenses(c)                                           1.47%        1.35%        1.36%        1.26%        1.16%
PORTFOLIO TURNOVER RATE                                           18%          23%          27%          37%          25%

(a) As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Investors Bond Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets by 0.29%. Per share data, ratios, and supplementary data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b)  Total return calculations do not include sales charge.
(c) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Investors Bond Fund and TaxSaver Bond Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series.
Investors Bond Fund seeks to provide as high a level of current income consistent with capital preservation and prudent investment risk. TaxSaver Bond Fund seeks to provide a high level of current income exempt from Federal income tax. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. The Funds commenced operations on October 2, 1989.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is being amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

RECLASSIFICATION OF CAPITAL ACCOUNTS-On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 31, 2004 have been reclassified. The following reclassification primarily resulted from a revision to reflect market discount accretion using the interest method and has no impact on the net assets of the Fund.

                               ACCUMULATED NET
                              INVESTMENT INCOME   PAID-IN-CAPITAL
                              -----------------   ---------------
Investors Bond Fund                 $185               $(185)


DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income are declared daily and paid monthly. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2004, Investors Bond Fund had a capital loss carryover of $289,029. The carryover, expiring March 2009, is available to offset future capital gains.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

RESTRICTED SECURITIES-Restricted Securities are securities that may only be resold upon registration under Federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resale. The Funds' restricted securities are valued by an independent pricing service or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

Additional information on each restricted security held by Investors Bond Fund as of March 31, 2004 is as follows:

                          SECURITY                            ACQUISITION DATE   ACQUISITION COST
                          --------                            ----------------   ----------------
Coffee County, GA, Hospital Authority, Taxable Revenue            10/31/2001         $1,502,369
Anticipation Certificates, Coffee Regional Medical Center Office
Building Project, Series B
Coffee County, GA, Hospital Authority, Taxable Revenue            10/10/1997         $  812,093
Anticipation Certificates, Coffee Regional Medical Center Office
Building Project, Series B, ACA Insured, CBI                      12/15/1997         $  203,023

NOTE 3. ADVISORY FEES, SERVICING FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR-Bainbridge Capital Management, LLC ("Bainbridge"), serves as investment advisor for the Funds. Bainbridge receives an advisory fee at an annual rate of 0.40% of each Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES-Citigroup Global Transaction Services, through
its   various   affiliates   (collectively   "Citigroup"),    provides   certain
administration, portfolio accounting and transfer agency services to the Funds.

SHAREHOLDER SERVICE AGENT-Each Fund pays a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets.

DISTRIBUTION-Forum Fund Services, LLC, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor (the "Distributor"). The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of the Fund's shares. The Distributor is not affiliated with Citigroup or its affiliated companies.

For the year ended March 31, 2004, the Distributor retained $973 and $4 of the front-end sales charges assessed on the sale of Investors Bond Fund shares and TaxSaver Bond Fund shares, respectively.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Funds for serving in these capacities.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Bainbridge has contractually undertaken to waive a portion of its fees and reimburse a portion of the Funds' expenses so that total expenses of each Fund will not exceed 0.95% of average net assets through July 31, 2004. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2004, fees waived and expenses reimbursed were as follows:

                                                                 TOTAL FEES
                                                                 WAIVED AND
                           INVESTMENT   TRANSFER   SHAREHOLDER    EXPENSES
                            ADVISORY     AGENCY     SERVICING    REIMBURSED
                           ----------   --------   -----------   ----------
Investors Bond Fund         $36,027       $688       $41,190      $77,905
TaxSaver Bond Fund           39,476        259        37,449       77,184

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 5. SECURITY TRANSACTIONS

     The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2004, were as follows:

                               COST OF     PROCEEDS FROM SALES
                              PURCHASES      AND MATURITIES
                             -----------   -------------------
Investors Bond Fund          $14,915,861       $12,301,539
TaxSaver Bond Fund             2,609,138         4,917,275

For Federal income tax purposes, the tax basis of investment securities owned as of March 31, 2004, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:


                                                                  NET UNREALIZED
                                     UNREALIZED     UNREALIZED     APPRECIATION
                       TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                      -----------   ------------   ------------   --------------
Investors Bond Fund   $16,535,755     $515,267     $(1,062,393)     $(547,126)
TaxSaver Bond Fund     14,447,626      823,919         (89,317)       734,602

NOTE 6. CONCENTRATION OF RISK

As of March 31, 2004, 6.5% and 30.6% of the securities in Investors Bond Fund and TaxSaver Bond Fund, respectively, were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 6.5% and 11.4% of total investments in Investors Bond Fund and TaxSaver Bond Fund, respectively.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED    CAPITAL      UNREALIZED
                            TAX-EXEMPT       ORDINARY        LONG-TERM     AND OTHER    APPRECIATION
                              INCOME          INCOME           GAIN         LOSSES     (DEPRECIATION)     TOTAL
                           -------------   -------------   -------------   ---------   --------------   ---------
Investors Bond Fund            $  --           $224           $    --      $(289,029)    $(547,126)     $(835,931)
TaxSaver Bond Fund                --             --            47,719             --       734,602        782,321

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

The tax character of cash distributions paid during 2004 and 2003 was as follows:

                                                                           LONG-TERM
                            TAX-EXEMPT INCOME      ORDINARY INCOME        CAPITAL GAIN             TOTAL
                           -------------------   -------------------   ------------------   -------------------
                             2004       2003       2004       2003       2004      2003       2004       2003
                             ----       ----       ----       ----       ----      ----       ----       ----
Investors Bond Fund        $     --   $     --   $792,718   $902,181   $     --   $    --   $792,718   $902,181
TaxSaver Bond Fund          594,109    779,163         --         --    100,084    77,114    694,193    856,277

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 8. PROXY VOTING GUIDELINES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 800-943-6786. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Investors Bond Fund and TaxSaver Bond Fund:

     We have audited the accompanying statements of assets and liabilities of Investors Bond Fund and TaxSaver Bond Fund (the "Funds") (each a non-diversified series of Forum Funds), including the schedules of investments, as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Bond Fund and TaxSaver Bond Fund as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 21, 2004

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

The amounts of long-term capital gain dividends paid during the period are presented below. For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for exempt income dividends paid. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") are also presented below.

                          LONG TERM       EXEMPT
                         CAPITAL GAIN   INTEREST %   DRD %    QDI %
                         ------------   ----------   -----    -----
Investors Bond Fund        $     --         --%      10.60%   10.60%
TaxSaver Bond Fund          100,084        100%         --%      --%

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 800-943-6786.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND        OTHER
                               POSITION     LENGTH                                      COMPLEX     TRUSTEESHIPS
           NAME,               WITH THE     OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN      HELD BY
      AGE AND ADDRESS           TRUST       SERVED          DURING PAST 5 YEARS        BY TRUSTEE     TRUSTEES
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer                Trustee      1989-       President, Citigroup, Fund        24            None
Born: July 15, 1942                        Present     Services (a fund services
Two Portland Square                                    company) since 2003;
Portland, ME 04101                                     President and owner of Forum
                                                       Fund Services, LLC ("Trust's
                                                       distributor"); President,
                                                       Forum Financial Group, LLC
                                                       ("Forum") (a fund services
                                                       company acquired by Citigroup
                                                       in 2003) 1989-2003.
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis              Trustee      1989-       Professor of Economics,           24            None
Born: February 15, 1943                    Present     University of California-Los
Two Portland Square                                    Angeles; Visiting Professor
Portland, ME 04101                                     of Economics, Athens
                                                       University of Economics and
                                                       Business 1998-1999.
----------------------------------------------------------------------------------------------------------------
James C. Cheng                Trustee      1989-       President, Technology             24            None
Born: July 26, 1942                        Present     Marketing Associates
Two Portland Square                                    (marketing company for small
Portland, ME 04101                                     and medium sized businesses
                                                       in New England).
----------------------------------------------------------------------------------------------------------------
J. Michael Parish             Chairman     1989-       Retired; Partner, Wolfe,          24            None
Born: November 9, 1943        Trustee      Present     Block, Schorr and Solis-Cohen
Two Portland Square                        (Chairman   LLP (law firm) 2002-2003;
Portland, ME 04101                         since       Partner, Thelen Reid & Priest
                                           2004)       LLP (law firm) from
                                                       1995-2002.
----------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein            President    2000-       Director, Citigroup since         N/A           N/A
Born: August 3, 1961                       Present     2003; Director of Business &
Two Portland Square                                    Product Development, Forum
Portland, ME 04101                                     1999-2003.
----------------------------------------------------------------------------------------------------------------
Beth P. Hanson                Vice         2001-       Relationship Manager;             N/A           N/A
Born: July 15, 1966           President/   Present     Citigroup since 2003;
Two Portland Square           Assistant                Relationship Manager, Forum
Portland, ME 04101            Secretary                1999-2003.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND        OTHER
                               POSITION     LENGTH                                      COMPLEX     TRUSTEESHIPS
           NAME,               WITH THE     OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN      HELD BY
      AGE AND ADDRESS           TRUST       SERVED          DURING PAST 5 YEARS        BY TRUSTEE     TRUSTEES
----------------------------------------------------------------------------------------------------------------
Stacey E. Hong                Treasurer    2002-       Director, Fund Accounting,        N/A           N/A
Born: May 10, 1966                         Present     Citigroup since 2003;
Two Portland Square                                    Director Forum Accounting
Portland, ME 04101                                     Services, LLC (fund
                                                       accountant acquired by
                                                       Citigroup in 2003) 1998-2003.
----------------------------------------------------------------------------------------------------------------
Leslie K. Klenk               Secretary    1998-       Counsel, Citigroup since          N/A           N/A
Born: August 24, 1964                      Present     2003; Counsel, Forum
Two Portland Square                                    1998-2003.
Portland, ME 04101
----------------------------------------------------------------------------------------------------------------

            FOR MORE INFORMATION                          BAINBRIDGE
                                                            CAPITAL
                                                        MANAGEMENT, LLC



                                                      INVESTORS BOND FUND
                                                       TAXSAVER BOND FUND

               TRANSFER AGENT
         Forum Shareholder Services
             Two Portland Square
             Portland, ME 04101






                                                          Forum Funds
                                                          P.O. Box 446
                                                     Portland, Maine 04112
                                                          800-94FORUM

                                        ANNUAL REPORT
                                        MARCH 31, 2004


        [H.M PAYSON & CO. LOGO]                 PAYSON
                                                FUNDS

                                           PAYSON TOTAL RETURN FUND

                                               PAYSON VALUE FUND


                              (IMAGE-GREEK TEMPLE)

--------------------------------------------------------------------------------


TABLE OF CONTENTS                                                 MARCH 31, 2004
--------------------------------------------------------------------------------

A Message to Our Shareholders                                   1
Performance Chart and Analysis                                  3

Schedules of Investments:

  Payson Total Return Fund                                      5
  Payson Value Fund                                             7

Statements of Assets and Liabilities                            9

Statements of Operations                                       10

Statements of Changes in Net Assets                            11

Financial Highlights                                           12

Notes to Financial Statements                                  14

Report of Independent Registered Public Accounting Firm        18

Additional Information                                         19

--------------------------------------------------------------------------------


A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                  March 31, 2004
Dear Payson Fund Shareholder:

     The year ending March 31, 2004 was a most rewarding one for equity investors in the U.S.A., with the S&P 500 Index producing a total return of 35.1%. When we wrote to shareholders a year ago, the S&P 500 Index was completing a three year period ending March 31, 2003, during which it had produced a total return of negative 40.8%. Corporate earnings, which bottomed in the middle of calendar year 2003, have rebounded strongly and clearly have helped the performance of domestic equities.

     Investment grade bonds experienced a volatile year, as interest rates dropped sharply from the beginning of the Fund's fiscal year until early summer 2003, only to rise quite dramatically during the summer months, and then generally decline over the remainder of the fiscal year. The ten year U.S. treasury note began the fiscal year with a yield of approximately 3.8%, reached a low of 3.1% on June 13, 2003 and a high of 4.6% on September 2, 2003, and then ended with a yield of approximately 3.9% on March 31, 2004. The low nominal interest rates resulted in low single digit returns from investment grade bonds for the year ended March 31, 2004.

     The Payson Value Fund and Payson Total Return Fund produced total returns for the year ending March 31, 2004 of 37.84% and 25.92%, respectively. For comparison purposes, the Morningstar Growth & Income Funds Average and Balanced Funds Average, for the same one year period, was 35.75% and 22.89%, respectively. The Payson Total Return Fund, which changed is name from the Payson Balanced Fund in August of 2003, had a lower return during the period than the Payson Value Fund primarily due to its holding of investment grade bonds. For a longer term perspective, the Payson Value Fund's 5- and 10-year average annual returns for the period ended March 31 were 0.65% and 8.22%, respectively. For these same periods, the Payson Total Return Fund's returns were 3.58% and 7.33%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 805-8258).

     The Funds benefited from their exposure to stocks of consumer discretionary companies, such as Home Depot, Polaris, and Johnson Controls; to the common stock of Altria, to stocks of financial companies such as Citigroup, MBNA, J P Morgan Chase, and North Fork Bancorp; to stocks of certain major multinational energy companies such as ChevronTexaco and Marathon Oil; and to stocks of a few technology companies including Cisco and Intel, all of which outperformed the S&P 500 Index for the one year period ending March 31, 2004. The Total Return Fund modestly reduced its exposure to investment grade bonds, and maintained an investment of approximately 10% of the Fund's portfolio in real estate investment trusts (REITs). REITs typically have high dividend yields, and we used these higher yielding securities in lieu of holding a larger investment grade bond fund portfolio. REITs also performed exceedingly well from a total return perspective, as the Bloomberg REIT Index produced a total return of 52.6% for the one year period ending March 31, 2004.

     Stocks of companies in the health care sector generally did not fare as well, and in particular, the Funds' performance was hurt on a relative basis from their holdings in Pfizer, Merck, and Bristol Myers Squibb. Additionally, a few of the larger U.S. companies saw their stocks underperform, and the Funds' performance was hurt on a relative basis by their holdings in ExxonMobil, Washington Mutual, General Electric, Microsoft, and IBM. All of the stocks mentioned in this paragraph underperformed the S&P 500 Index for the period ending March 31, 2004.

     We believe the recovery in the stock market was propelled largely by an improving economy and interest rates at record low levels. These two factors may be at odds, however, as we move forward. As the economy strengthens, there is a chance that inflationary concerns might lead to higher interest rates either through overt action by the Federal Reserve or anticipation by investors. Indeed, since March 31, 2004, these concerns seem to have increased and the yield on the ten year treasury note has risen to approximately 4.5%. We are maintaining the cautious attitude we have had toward bonds throughout the past twelve months, as we believe we will see higher rates in the next twelve months. We do not expect whatever rate rise we may experience in 2004 will be significant enough to derail either the economic recovery or what we view as the relative attractiveness of common stocks.

     Our emphasis remains on valuations and the expected returns from stocks, bonds, and cash. While we have some concerns about valuations in some sectors of the stock market, we are generally positive on stocks and cautious on bonds. We believe it is important to focus on the traditional and more predictable components of common stock returns, earnings and dividends, rather than the more fleeting and unpredictable expansion and contraction of price-to-earnings ratios. We believe such a discipline has and will continue to stand the test of time.

Thank you for the confidence that you have placed in us.

H.M. Payson & Co.
Investment Adviser

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S INVESTMENT ADVISER, H.M. PAYSON & CO., AS OF MAY 1, 2004 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 805-8258. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (05/04)

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

                         SUMMARY PERFORMANCE INDICATORS
                          AVERAGE ANNUAL TOTAL RETURN
                           YEAR ENDED MARCH 31, 2004

                                                            FUND VS.
                                            MORNINGSTAR    MORNINGSTAR
                                   FUND       AVERAGE        AVERAGE
                                   ----     -----------    -----------
Payson Total Return Fund          25.92%      22.89%(1)       3.03%
Payson Value Fund                 37.84%      35.75%(2)       2.09%

(1)MORNINGSTAR Balanced Funds Average:
  574 Funds in Category
(2)MORNINGSTAR Growth & Income Funds Average:
  1300 Funds in Category

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

--------------------------------------------------------------------------------


PERFORMANCE
--------------------------------------------------------------------------------

The  following  charts  reflect  the change in value of a  hypothetical  $10,000 investment in Payson Total Return Fund and Payson Value Fund, including reinvestment of dividends and distributions, to each Fund's related securities index, over the past 10 fiscal years. The Standard and Poor's 500 Composite Index ("S&P 500") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. Each Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET
VOLATILITY  CAN  SIGNIFICANTLY  IMPACT  SHORT-TERM  PERFORMANCE.  RESULTS  OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUNDS' HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance please call
(800) 805-8258.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                            PAYSON TOTAL RETURN FUND
                               VS. S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN
ON 3/31/04
---------------------------
One Year:               25.92%
Five Year:               3.58%
Ten Year:                7.33%

INVESTMENT VALUE ON 3/31/04
---------------------------
Payson Total Return Fund:   $20,280
S&P 500 Index:              $30,175

[Edgar Representation of graph chart

      DATE        PAYSON TOTAL RETURN FUND    S&P 500 INDEX
    03/31/94                      10,000          10,000
    04/30/94                       9,974          10,128
    05/31/94                      10,017          10,294
    06/30/94                       9,701          10,042
    07/31/94                       9,977          10,371
    08/31/94                      10,304          10,796
    09/30/94                      10,089          10,532
    10/31/94                      10,098          10,768
    11/30/94                       9,750          10,376
    12/31/94                       9,921          10,530
    01/31/95                      10,080          10,803
    02/28/95                      10,459          11,224
    03/31/95                      10,601          11,554
    04/30/95                      10,725          11,894
    05/31/95                      11,082          12,369
    06/30/95                      11,162          12,656
    07/31/95                      11,368          13,075
    08/31/95                      11,548          13,108
    09/30/95                      11,872          13,661
    10/31/95                      11,980          13,612
    11/30/95                      12,397          14,209
    12/31/95                      12,733          14,483
    01/31/96                      12,957          14,975
    02/29/96                      12,891          15,114
    03/31/96                      12,901          15,260
    04/30/96                      12,920          15,485
    05/31/96                      12,976          15,883
    06/30/96                      12,901          15,944
    07/31/96                      12,417          15,240
    08/31/96                      12,711          15,562
    09/30/96                      13,157          16,437
    10/31/96                      13,463          16,890
    11/30/96                      14,160          18,165
    12/31/96                      14,158          17,806
    01/31/97                      14,456          18,917
    02/28/97                      14,562          19,066
    03/31/97                      14,116          18,284
    04/30/97                      14,522          19,375
    05/31/97                      15,314          20,553
    06/30/97                      15,677          21,474
    07/31/97                      16,721          23,182
    08/31/97                      16,516          21,884
    09/30/97                      17,140          23,082
    10/31/97                      16,609          22,312
    11/30/97                      16,956          23,344
    12/31/97                      17,130          23,745
    01/31/98                      17,205          24,007
    02/28/98                      18,065          25,738
    03/31/98                      18,530          27,054
    04/30/98                      18,555          27,327
    05/31/98                      17,879          26,857
    06/30/98                      17,455          27,948
    07/31/98                      16,698          27,651
    08/31/98                      14,632          23,657
    09/30/98                      15,315          25,173
    10/31/98                      16,533          27,218
    11/30/98                      17,180          28,867
    12/31/98                      17,735          30,530
    01/31/99                      17,586          31,806
    02/28/99                      16,625          30,818
    03/31/99                      17,010          32,051
    04/30/99                      17,978          33,292
    05/31/99                      17,896          32,507
    06/30/99                      18,243          34,309
    07/31/99                      17,804          33,239
    08/31/99                      17,736          33,075
    09/30/99                      16,856          32,169
    10/31/99                      17,131          34,204
    11/30/99                      17,021          34,899
    12/31/99                      17,210          36,953
    01/31/00                      16,527          35,097
    02/29/00                      16,300          34,433
    03/31/00                      17,781          37,800
    04/30/00                      17,824          36,663
    05/31/00                      18,153          35,910
    06/30/00                      18,027          36,796
    07/31/00                      18,142          36,221
    08/31/00                      19,236          38,469
    09/30/00                      19,227          36,439
    10/31/00                      19,646          36,284
    11/30/00                      18,952          33,426
    12/31/00                      19,389          33,590
    01/31/01                      20,963          34,781
    02/28/01                      19,821          31,611
    03/31/01                      19,380          29,610
    04/30/01                      20,748          31,909
    05/31/01                      20,888          32,123
    06/30/01                      20,691          31,342
    07/31/01                      20,816          31,033
    08/31/01                      20,270          29,092
    09/30/01                      18,426          26,743
    10/31/01                      19,163          27,254
    11/30/01                      20,260          29,344
    12/31/01                      20,795          29,601
    01/31/02                      20,438          29,169
    02/28/02                      20,227          28,606
    03/31/02                      21,146          29,682
    04/30/02                      20,543          27,884
    05/31/02                      20,445          27,679
    06/30/02                      18,859          25,708
    07/31/02                      17,466          23,705
    08/31/02                      17,516          23,860
    09/30/02                      16,031          21,269
    10/31/02                      16,444          23,139
    11/30/02                      17,121          24,500
    12/31/02                      16,833          23,061
    01/31/03                      16,498          22,458
    02/28/03                      16,263          22,121
    03/31/03                      16,105          22,335
    04/30/03                      16,901          24,174
    05/31/03                      17,748          25,446
    06/30/03                      18,085          25,772
    07/31/03                      18,187          26,226
    08/31/03                      18,357          26,737
    09/30/03                      18,413          26,454
    10/31/03                      18,875          27,949
    11/30/03                      19,081          28,195
    12/31/03                      19,766          29,673
    01/31/04                      20,161          30,217
    02/29/04                      20,385          30,637
    03/31/04                      20,280          30,175]

                                PAYSON VALUE FUND
                               VS. S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURN
ON 3/31/04
---------------------------
One Year:               37.84%
Five Year:               0.65%
Ten Year:                8.22%

INVESTMENT VALUE ON 3/31/04
---------------------------
Payson Value Fund:     $22,023
S&P 500 Index:         $30,175

[Edgar representation of graph chart

      DATE        PAYSON VALUE FUND    S&P 500 INDEX
      03/31/94               10,000           10,000
      04/30/94               10,116           10,128
      05/31/94               10,165           10,294
      06/30/94                9,719           10,042
      07/31/94               10,092           10,371
      08/31/94               10,614           10,796
      09/30/94               10,332           10,532
      10/31/94               10,366           10,768
      11/30/94                9,884           10,376
      12/31/94                9,950           10,530
      01/31/95               10,059           10,803
      02/28/95               10,451           11,224
      03/31/95               10,652           11,554
      04/30/95               10,727           11,894
      05/31/95               11,088           12,369
      06/30/95               11,238           12,656
      07/31/95               11,643           13,075
      08/31/95               11,668           13,108
      09/30/95               12,004           13,661
      10/31/95               11,945           13,612
      11/30/95               12,435           14,209
      12/31/95               12,754           14,483
      01/31/96               13,178           14,975
      02/29/96               13,305           15,114
      03/31/96               13,610           15,260
      04/30/96               13,661           15,485
      05/31/96               13,823           15,883
      06/30/96               13,797           15,944
      07/31/96               13,029           15,240
      08/31/96               13,516           15,562
      09/30/96               14,122           16,437
      10/31/96               14,464           16,890
      11/30/96               15,278           18,165
      12/31/96               15,171           17,806
      01/31/97               15,629           18,917
      02/28/97               15,762           19,066
      03/31/97               15,381           18,284
      04/30/97               15,935           19,375
      05/31/97               16,890           20,553
      06/30/97               17,540           21,474
      07/31/97               18,640           23,182
      08/31/97               18,066           21,884
      09/30/97               19,300           23,082
      10/31/97               18,754           22,312
      11/30/97               19,483           23,344
      12/31/97               19,968           23,745
      01/31/98               20,082           24,007
      02/28/98               21,390           25,738
      03/31/98               22,345           27,054
      04/30/98               22,428           27,327
      05/31/98               21,593           26,857
      06/30/98               21,390           27,948
      07/31/98               20,338           27,651
      08/31/98               16,924           23,657
      09/30/98               18,074           25,173
      10/31/98               19,407           27,218
      11/30/98               20,110           28,867
      12/31/98               21,124           30,530
      01/31/99               21,334           31,806
      02/28/99               20,483           30,818
      03/31/99               21,323           32,051
      04/30/99               23,345           33,292
      05/31/99               22,959           32,507
      06/30/99               23,863           34,309
      07/31/99               22,580           33,239
      08/31/99               22,547           33,075
      09/30/99               21,730           32,169
      10/31/99               22,681           34,204
      11/30/99               23,146           34,899
      12/31/99               23,276           36,953
      01/31/00               22,933           35,097
      02/29/00               22,362           34,433
      03/31/00               24,991           37,800
      04/30/00               24,717           36,663
      05/31/00               24,637           35,910
      06/30/00               24,517           36,796
      07/31/00               24,254           36,221
      08/31/00               25,775           38,469
      09/30/00               24,398           36,439
      10/31/00               25,210           36,284
      11/30/00               23,952           33,426
      12/31/00               25,002           33,590
      01/31/01               26,257           34,781
      02/28/01               24,130           31,611
      03/31/01               23,285           29,610
      04/30/01               24,606           31,909
      05/31/01               24,896           32,123
      06/30/01               23,734           31,342
      07/31/01               23,694           31,033
      08/31/01               22,796           29,092
      09/30/01               20,459           26,743
      10/31/01               20,987           27,254
      11/30/01               22,651           29,344
      12/31/01               23,110           29,601
      01/31/02               22,339           29,169
      02/28/02               21,906           28,606
      03/31/02               23,367           29,682
      04/30/02               22,055           27,884
      05/31/02               21,704           27,679
      06/30/02               19,615           25,708
      07/31/02               17,856           23,705
      08/31/02               17,748           23,860
      09/30/02               15,554           21,269
      10/31/02               17,099           23,139
      11/30/02               18,183           24,500
      12/31/02               17,011           23,061
      01/31/03               16,603           22,458
      02/28/03               16,182           22,121
      03/31/03               15,978           22,335
      04/30/03               17,229           24,174
      05/31/03               18,262           25,446
      06/30/03               18,619           25,772
      07/31/03               18,986           26,226
      08/31/03               19,490           26,737
      09/30/03               19,265           26,454
      10/31/03               20,614           27,949
      11/30/03               20,846           28,195
      12/31/03               21,789           29,673
      01/31/04               22,172           30,217
      02/29/04               22,350           30,637
      03/31/04               22,023           30,175]

--------------------------------------------------------------------------------
PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

                         SECURITY                                                         SECURITY
 SHARES                DESCRIPTION                 VALUE          SHARES                DESCRIPTION                 VALUE
---------   ----------------------------------  -----------      ---------   ----------------------------------  -----------
COMMON STOCK (67.1%)                                             HEALTH CARE, CONTINUED
CONSUMER CYCLICAL (11.3%)                                           5,000    Cardinal Health, Inc.               $   344,500
   4,000    Autozone, Inc.+                     $   343,880         6,000    Johnson & Johnson                       304,320
  11,200    Home Depot, Inc.                        418,432         7,500    Merck & Co., Inc.                       331,425
   4,000    Johnson Controls, Inc.                  236,600        11,000    Pfizer, Inc.                            385,550
  10,000    Polaris Industries, Inc.                454,400                                                      -----------
  10,000    TJX Cos., Inc.                          245,600                                                        1,983,260
   8,000    VF Corp.                                373,600                                                      -----------
                                                -----------
                                                  2,072,512      INDUSTRIALS (10.0%)
                                                -----------         4,500    General Dynamics Corp.                  401,985
                                                                   11,200    General Electric Co.                    341,824
CONSUMER STAPLES (5.1%)                                             8,550    Pitney Bowes, Inc.                      364,316
  10,300    Altria Group, Inc.                      560,835         7,650    Teleflex, Inc.                          376,610
   3,500    Procter & Gamble Co.                    367,080         4,050    United Technologies Corp.               349,515
                                                -----------                                                      -----------
                                                    927,915                                                        1,834,250
                                                -----------                                                      -----------

ENERGY (8.2%)                                                    TECHNOLOGY (10.3%)
   4,800    ConocoPhillips                          335,088         4,800    Cisco Systems, Inc.+                    112,896
   4,800    Cooper Cameron Corp.+                   211,440         7,700    Dell, Inc.+                             258,874
   8,000    Exxon Mobil Corp.                       332,720         2,000    Electronic Arts, Inc.+                  107,920
  10,050    Marathon Oil Corp.                      338,384         8,000    First Data Corp.                        337,280
   6,000    Royal Dutch Petroleum Co. NY                            1,725    IBM Corp.                               158,424
              Shares                                285,480         7,000    Microsoft Corp.                         174,790
                                                -----------        20,000    Nokia OYJ -- ADR                        405,600
                                                  1,503,112        12,000    Sungard Data Systems, Inc.+             328,800
                                                -----------                                                      -----------
FINANCIAL (11.4%)                                                                                                  1,884,584
  13,000    Arthur J Gallagher & Co.                423,410                                                      -----------
   8,550    Citigroup, Inc.                         442,035      Total Common Stock
   4,920    Federal National Mortgage                              (cost $10,236,300)                             12,301,350
              Association                           365,802                                                      -----------
  12,000    MBNA Corp.                              331,560
       6    Travelers Property Casualty Corp.                    REAL ESTATE INVESTMENT TRUST (10.3%)
              Class A                                   103        14,000    Archstone-Smith Trust                   413,140
  12,475    Washington Mutual, Inc.                 532,807        14,200    Duke Realty Corp.                       493,024
                                                -----------         9,600    Equity Residential Properties
                                                  2,095,717                    Trust                                 286,560
                                                -----------         8,000    Health Care Property Investors,
HEALTH CARE (10.8%)                                                            Inc.                                  226,400
  11,000    Baxter International, Inc.              339,790        18,200    Highwoods Properties, Inc.              477,022
  11,460    Bristol-Myers Squibb, Inc.              277,675                                                      -----------
                                                                 Total Real Estate Investment Trust
                                                                   (cost $1,570,867)                               1,896,146
                                                                                                                 -----------

See Notes to Financial Statements.      5

--------------------------------------------------------------------------------
PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

                         SECURITY                                                         SECURITY
PRINCIPAL              DESCRIPTION                 VALUE         PRINCIPAL              DESCRIPTION                 VALUE
---------   ----------------------------------  -----------      ---------   ----------------------------------  -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)                       GOVERNMENT AGENCY NOTES (1.7%)
$ 96,829    FHLMC Series 1678 C                                  $200,000    FHLB, 6.12%, 2/16/11                $   213,082
              (cost $95,132), 6.00%, 8/15/08    $    98,265       100,000    FNMA, 5.63%, 5/14/04                    100,560
                                                -----------                                                      -----------
                                                                 Total Government Agency Notes
CORPORATE BONDS & NOTES (13.8%)                                    (cost $299,794)                                   313,642
 200,000    Associates Corp. of North America,                                                                   -----------
              6.10%, 1/15/05                        207,653
  20,000    Baltimore Gas & Electric, 6.63%,                     MORTGAGE-BACKED SECURITIES (0.1%)
              3/15/08                                22,677        16,628    GNMA Pool 394795 (cost $16,801),
 100,000    CIT Group, Inc., 7.38%, 4/2/07          113,728                    7.50%, 10/15/10                        17,909
  50,000    DaimlerChrysler North America                                                                        -----------
              Holding Corp., 7.40%, 1/20/05          52,278
 200,000    Diageo Capital plc, 6.63%, 6/24/04      202,437      U.S. TREASURY OBLIGATIONS (3.2%)
 250,000    Dow Chemical Co., 5.97%, 1/15/09        274,456       300,000    U.S. Treasury Note, 3.50%,
  50,000    Emerson Electric Co., 6.30%,                                       11/15/06                              312,785
              11/1/05                                53,555       270,000    U.S. Treasury Note, 3.00%,
 100,000    General Electric Capital Corp.,                                    11/15/07                              277,246
              5.88%, 2/15/12                        111,150                                                      -----------
 200,000    Goldman Sachs Group, Inc., 6.65%,                    Total U.S. Treasury Obligations
              5/15/09                               229,755        (cost $585,046)                                   590,031
 100,000    Household Finance Corp., 6.50%,                                                                      -----------
              1/24/06                               108,161
 200,000    Ingersoll-Rand Co., 6.58%, 12/5/05      214,681       SHARES
 150,000    J.P. Morgan Chase & Co., 6.25%,                      ---------
              1/15/06                               161,682
 150,000    Kraft Foods, Inc., 5.25%, 6/1/07        161,842      SHORT-TERM HOLDINGS (3.1%)
 200,000    New York Telephone Co., 6.00%,                        409,592    CitiFunds Institutional Trust
              4/15/08                               219,421                    Liquid Reserves Class A               409,592
  50,000    Pitney Bowes, Inc., 3.88%, 6/15/13       48,379       163,612    Citibank Money Market Deposit
 150,000    Sears Roebuck Acceptance Corp.,                                    Account                               163,612
              6.75%, 9/15/05                        160,723                                                      -----------
  50,000    United Technologies Corp., 7.13%,                    Total Short-Term Holdings
              11/15/10                               59,740        (cost $573,204)                                   573,204
 100,000    Wal-Mart Stores, Inc., 6.88%,                                                                        -----------
              8/10/09                               117,492      Total Investments (99.8%)
                                                -----------        (cost $15,725,313)                            $18,310,357
Total Corporate Bonds & Notes                                    Other Assets and Liabilities, Net (0.2%)             25,017
  (cost $2,348,169)                               2,519,810                                                      -----------
                                                -----------      NET ASSETS (100.0%)                             $18,335,374
                                                                                                                 ===========

                                                                 ------------------------
                                                                 +  Non-income producing security

                                                                 ADR    American Depositary Receipt
                                                                 FHLB   Federal Home Loan Bank
                                                                 FHLMC  Federal Home Loan Mortgage Corporation
                                                                 FNMA   Federal National Mortgage Association
                                                                 GNMA   Government National Mortgage Association


See Notes to Financial Statements.      6

--------------------------------------------------------------------------------
PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

                       SECURITY                                                         SECURITY
SHARES                DESCRIPTION                 VALUE          SHARES                DESCRIPTION                 VALUE
-------   -----------------------------------  -----------       -------   -----------------------------------  -----------
COMMON STOCK (97.3%)                                             FINANCIAL, CONTINUED
COMMUNICATIONS (1.3%)                                              8,000   MBNA Corp.                           $   221,040
  7,000   Comcast Corp. Class A+               $   201,180         6,000   North Fork Bancorp., Inc.                253,920
                                               -----------        10,000   Washington Mutual, Inc.                  427,100
                                                                   8,000   Wells Fargo & Co.                        453,360
CONSUMER CYCLICAL (11.7%)                                                                                       -----------
 10,000   Home Depot, Inc.                         373,600                                                        2,930,125
  4,000   Johnson Controls, Inc.                   236,600                                                      -----------
  8,000   Polaris Industries, Inc.                 363,520
 20,000   TJX Cos., Inc.                           491,200       HEALTH CARE (14.2%)
  8,000   VF Corp.                                 373,600        12,000   Baxter International, Inc.               370,680
                                               -----------        12,000   Bristol-Myers Squibb Co.                 290,760
                                                 1,838,520         5,000   Cardinal Health, Inc.                    344,500
                                               -----------         8,000   Johnson & Johnson                        405,760
                                                                   9,000   Merck & Co., Inc.                        397,710
CONSUMER STAPLES (7.0%)                                           12,000   Pfizer, Inc.                             420,600
  5,000   Altria Group, Inc.                       272,250                                                      -----------
  3,000   Coca-Cola Company                        150,900                                                        2,230,010
 10,000   CVS Corp.                                353,000                                                      -----------
  3,000   Procter & Gamble Co.                     314,640
                                               -----------       INDUSTRIALS (13.4%)
                                                 1,090,790         5,000   General Dynamics Corp.                   446,650
                                               -----------        12,000   General Electric Co.                     366,240
                                                                   8,000   Pitney Bowes, Inc.                       340,880
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,              7,000   Teleflex, Inc.                           344,610
  EXCEPT COMPUTER EQUIPMENT (3.2%)                                 7,000   United Technologies Corp.                604,100
  7,000   Fairchild Semiconductor Corp.                                                                         -----------
            Class A+                               168,210                                                        2,102,480
 12,000   Intel Corp.                              326,400                                                      -----------
                                               -----------
                                                   494,610       MATERIALS (0.8%)
                                               -----------         3,000   E I du Pont de Nemours & Co.             126,660
ENERGY (8.6%)                                                                                                   -----------
  3,000   Anadarko Petroleum Corp.                 155,580
  4,000   ChevronTexaco Corp.                      351,120       OIL & GAS EXTRACTION (1.8%)
  6,000   ConocoPhillips                           418,860         6,000   Nabors Industries Ltd.+                  274,500
 10,000   Exxon Mobil Corp.                        415,900                                                      -----------
                                               -----------
                                                 1,341,460       TECHNOLOGY (15.2%)
                                               -----------        12,000   Cisco Systems, Inc.+                     282,240
                                                                  10,000   Dell, Inc.+                              336,200
FINANCIAL (18.7%)                                                  4,000   Electronic Arts, Inc.+                   215,840
  9,000   Arthur J Gallagher & Co.                 293,130         7,000   First Data Corp.                         295,120
 10,000   Citigroup, Inc.                          517,000         4,000   IBM Corp.                                367,360
 10,500   J P Morgan Chase & Co.                   440,475        12,000   Microsoft Corp.                          299,640
  7,000   Marsh & McLennan Cos., Inc.              324,100

See Notes to Financial Statements.      7

--------------------------------------------------------------------------------
PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2004
--------------------------------------------------------------------------------

                       SECURITY
SHARES                DESCRIPTION                 VALUE
-------   -----------------------------------  -----------
TECHNOLOGY, CONTINUED
 15,000   Nokia OYJ -- ADR                     $   304,200
 10,000   Sungard Data Systems, Inc.+              274,000
                                               -----------
                                                 2,374,600
                                               -----------

UTILITIES (1.4%)
 15,000   TECO Energy, Inc.                        219,450
                                               -----------
Total Common Stock
  (cost $12,117,625)                            15,224,385
                                               -----------

SHORT-TERM HOLDINGS (3.2%)
483,949   CitiFunds Institutional Trust
            Liquid Reserves Class A                483,949
 17,780   Citibank Money Market Deposit
            Account                                 17,780
                                               -----------
Total Short-Term Holdings
  (cost $501,729)                                  501,729
                                               -----------
Total Investments (100.5%)
  (cost $12,619,354)                           $15,726,114
Other Assets & Liabilities, Net (-0.5%)           (72,538)
                                               -----------
NET ASSETS (100.0%)                            $15,653,576
                                               ===========

------------------------
+  Non-income producing security

ADR  American Depositary Receipt

See Notes to Financial Statements.      8

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                 PAYSON         PAYSON
                                                              TOTAL RETURN       VALUE
                                                                  FUND           FUND
                                                                  ----           ----
ASSETS
    Total investments, at value                               $18,310,357     $15,726,114
      (Cost $15,725,313, and $12,619,354)
    Receivables:
      Fund shares sold                                                 --              31
      Interest and dividends                                       82,135          20,165
                                                              -----------     -----------
Total Assets                                                   18,392,492      15,746,310
                                                              -----------     -----------
LIABILITIES
    Payables:
      Dividends                                                    23,429           4,050
      Fund shares redeemed                                            975          55,482
    Accrued Liabilities:
      Payables to related parties                                   5,415           7,297
      Trustees' fees and expenses                                      18              17
      Other expenses                                               27,281          25,888
                                                              -----------     -----------
Total Liabilities                                                  57,118          92,734
                                                              -----------     -----------
NET ASSETS                                                    $18,335,374     $15,653,576
                                                              ===========     ===========
COMPONENTS OF NET ASSETS
    Paid-in capital                                           $18,496,553     $13,197,294
    Undistributed (distributions in excess of) net
     investment income                                             27,547             889
    Accumulated net realized gain (loss)                       (2,773,770)       (651,367)
    Unrealized appreciation (depreciation) on investments       2,585,044       3,106,760
                                                              -----------     -----------
NET ASSETS                                                    $18,335,374     $15,653,576
                                                              ===========     ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)     1,557,600         971,535
                                                              ===========     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE                                                       $     11.77     $     16.11
                                                              ===========     ===========

See Notes to Financial Statements.      9

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                   PAYSON         PAYSON
                                                                TOTAL RETURN      VALUE
                                                                    FUND           FUND
                                                                    ----           ----
INVESTMENT INCOME
    Interest income                                              $  194,897     $       26
    Dividend income (Less foreign tax withholding
      of $2,722 and $726 respectively)                              365,791        298,932
                                                                 ----------     ----------
Total Investment Income                                             560,688        298,958
                                                                 ----------     ----------
EXPENSES
    Investment advisory fees                                        100,035        114,988
    Administration fees                                              33,345         28,747
    Transfer agency fees                                             63,805         60,846
    Custody fees                                                      6,710          6,446
    Accounting fees                                                  38,970         39,241
    Registration fees                                                 9,513          7,101
    Professional fees                                                20,908         25,573
    Trustees' fees and expenses                                         609            525
    Miscellaneous expenses                                           12,975          9,511
                                                                 ----------     ----------
Total Expenses                                                      286,870        292,978
    Fees waived                                                     (83,792)       (72,121)
                                                                 ----------     ----------
Net Expenses                                                        203,078        220,857
                                                                 ----------     ----------
NET INVESTMENT INCOME (LOSS)                                        357,610         78,101
                                                                 ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                        (228,274)       290,345
    Net change in unrealized appreciation (depreciation) on
     investments                                                  3,569,810      4,013,203
                                                                 ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            3,341,536      4,303,548
                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $3,699,146     $4,381,649
                                                                 ==========     ==========

See Notes to Financial Statements.      10

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 2003 AND MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                   PAYSON TOTAL                PAYSON
                                                                   RETURN FUND               VALUE FUND
                                                              ----------------------   ----------------------
                                                                AMOUNT       SHARES      AMOUNT       SHARES
                                                                ------       ------      ------       ------
NET ASSETS--MARCH 31, 2002                                    $19,173,553              $17,706,413
                                                              -----------              -----------
OPERATIONS
  Net investment income (loss)                                    372,470                   68,288
  Net realized gain (loss) on investments                      (2,454,886)                (783,888)
  Net change in unrealized appreciation (depreciation) on
    investments                                                (2,455,372)              (4,817,489)
                                                              -----------              -----------
Increase (Decrease) in Net Assets Resulting from Operations    (4,537,788)              (5,533,089)
                                                              -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (362,514)                 (67,663)
  Net realized gain on investments                               (188,986)                      --
                                                              -----------              -----------
Total Distributions to Shareholders                              (551,500)                 (67,663)
                                                              -----------              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                2,362,570    221,359     1,304,461     98,619
  Reinvestment of distributions                                   306,625     30,510        42,920      3,508
  Redemption of shares                                         (2,830,232)  (265,352)   (1,768,272)  (132,582)
                                                              -----------   --------   -----------   --------
Increase (Decrease) from Capital Share Transactions              (161,037)   (13,483)     (420,891)   (30,455)
                                                              -----------   ========   -----------   ========
Increase (Decrease) in Net Assets                              (5,250,325)              (6,021,643)
                                                              -----------              -----------
NET ASSETS--MARCH 31, 2003
  (Including line (a))                                        $13,923,228              $11,684,770
                                                              -----------              -----------
OPERATIONS
  Net investment income (loss)                                    357,610                   78,101
  Net realized gain (loss) on investments                        (228,274)                 290,345
  Net change in unrealized appreciation (depreciation) on
    investments                                                 3,569,810                4,013,203
                                                              -----------              -----------
Increase (Decrease) in Net Assets Resulting from Operations     3,699,146                4,381,649
                                                              -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                          (290,309)                 (77,783)
                                                              -----------              -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                2,156,441    198,239     1,514,311    103,569
  Reinvestment of distributions                                   144,420     13,130        49,572      3,309
  Redemption of shares                                         (1,297,552)  (118,521)   (1,898,943)  (129,375)
                                                              -----------   --------   -----------   --------
Increase (Decrease) from Capital Share Transactions             1,003,309     92,848      (335,060)   (22,497)
                                                              -----------   ========   -----------   ========
Increase in Net Assets                                          4,412,146                3,968,806
                                                              -----------              -----------
NET ASSETS--MARCH 31, 2004
  (Including line (b))                                        $18,335,374              $15,653,576
                                                              ===========              ===========
  (a) Accumulated undistributed (distributions in excess of)
      net investment income March 31, 2003                    $   (48,324)             $       571
                                                              ===========              ===========
  (b) Accumulated undistributed (distributions in excess of)
      net investment income, March 31, 2004                   $    27,547              $       889
                                                              ===========              ===========

See Notes to Financial Statements.      11

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                               YEARS ENDED MARCH 31,
                                                                ---------------------------------------------------
                                                                 2004       2003       2002       2001       2000
                                                                 ----       ----       ----       ----       ----
 PAYSON TOTAL RETURN FUND
NET ASSET VALUE, BEGINNING OF YEAR                              $  9.51    $ 12.97    $ 12.47    $ 12.42    $ 12.48
                                                                -------    -------    -------    -------    -------
INVESTMENT OPERATIONS
  Net investment income (loss)                                     0.23       0.26       0.23(b)    0.25       0.27
  Net realized and unrealized gain (loss) on investments           2.23      (3.34)      0.88(b)    0.84       0.27
                                                                -------    -------    -------    -------    -------
Total from Investment Operations                                   2.46      (3.08)      1.11       1.09       0.54
                                                                -------    -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                           (0.19)     (0.25)     (0.23)     (0.25)     (0.27)
  Net realized investment gains                                      --      (0.13)     (0.38)     (0.79)     (0.33)
  Return of Capital                                               (0.01)                   --         --         --
                                                                -------    -------    -------    -------    -------
Total Distributions to Shareholders                               (0.20)     (0.38)     (0.61)     (1.04)     (0.60)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR                                    $ 11.77    $  9.51    $ 12.97    $ 12.47    $ 12.42
                                                                =======    =======    =======    =======    =======
TOTAL RETURN                                                      25.92%    (23.84)%     9.11%      8.99%      4.53%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                     $18,335    $13,923    $19,174    $16,626    $18,596
Ratios to Average Net Assets:
  Net investment income (loss)                                     2.15%      2.41%      1.80%(b)    1.93%     2.05%
  Net expenses                                                     1.22%      1.46%      1.44%      1.34%      1.15%
  Gross expenses(a)                                                1.72%      1.71%      1.66%      1.64%      1.52%
PORTFOLIO TURNOVER RATE                                              33%        37%        56%        64%        54%

See Notes to Financial Statements.      12

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               YEARS ENDED MARCH 31,
                                                                ---------------------------------------------------
                                                                 2004       2003       2002       2001       2000
                                                                 ----       ----       ----       ----       ----
 PAYSON VALUE FUND
NET ASSET VALUE, BEGINNING OF YEAR                              $ 11.75    $ 17.28    $ 17.63    $ 21.86    $ 19.30
                                                                -------    -------    -------    -------    -------
INVESTMENT OPERATIONS
  Net investment income                                            0.08       0.07      (0.01)        --       0.06
  Net realized and unrealized gain (loss) on investments           4.36      (5.53)      0.05      (1.39)      3.19
                                                                -------    -------    -------    -------    -------
Total from Investment Operations                                   4.44      (5.46)      0.04      (1.39)      3.25
                                                                -------    -------    -------    -------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                           (0.08)     (0.07)        --         --      (0.06)
  Net realized investment gains                                      --         --      (0.39)     (2.84)     (0.63)
                                                                -------    -------    -------    -------    -------
Total Distributions to Shareholders                               (0.08)     (0.07)     (0.39)     (2.84)     (0.69)
                                                                -------    -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR                                    $ 16.11    $ 11.75    $ 17.28    $ 17.63    $ 21.86
                                                                =======    =======    =======    =======    =======
TOTAL RETURN                                                      37.84%    (31.62)%     0.35%     (6.83)%    17.20%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                     $15,654    $11,685    $17,706    $17,562    $19,987
Ratios to Average Net Assets:
  Net investment income                                            0.54%      0.51%     (0.04)%       --       0.22%
  Net expenses                                                     1.54%      1.68%      1.63%      1.57%      1.45%
  Gross expenses(a)                                                2.04%      1.97%      1.85%      1.78%      1.75%
PORTFOLIO TURNOVER RATE                                              36%        25%        28%        18%        20%

(a) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any waivers and/or reimbursements.

(b) As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Payson Total Return Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets by .10%. Per share data, ratios, and supplementary data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.      13

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Payson Total Return Fund and Payson Value Fund (individually, a "Fund" and, collectively, the "Funds"). On August 1, 2003, Payson Balanced Fund changed its name to Payson Total Return Fund. Payson Total Return Fund and Payson Value Fund are each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series. Payson Total Return Fund seeks a combination of high current income and capital appreciation. Payson Value Fund seeks high total return. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund commenced operations on the following dates:

        Payson Total Return Fund              November 25, 1991
        Payson Value Fund                         July 31, 1992

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

Each Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. The Funds, through their custodian, receive delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income are declared and paid quarterly for the Funds. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

The capital loss carryovers available to offset future capital gains, as of March 31, 2004, were as follows:

        Payson Total Return Fund  Expiring March 2011    $2,002,619
                                  Expiring March 2012       732,201
        Payson Value Fund         Expiring March 2011       651,370

RECLASSIFICATION OF CAPITAL ACCOUNTS-On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 31, 2004 have been reclassified. The following reclassification was made primarily as a result of revisions to the type of income distributed by REIT investments and has no impact on the net assets of the Fund.

                                                                PAYSON TOTAL
                                                                 RETURN FUND
                                                                 ------------
    Accumulated undistributed (distributions in excess of) net
      investment income                                             $  8,570
    Accumulated net investment gain (loss)                            23,484
    Paid-in Capital                                                  (32,054)

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. is the investment adviser (the "Adviser") for the Funds. The Adviser receives an advisory fee at an annual rate of 0.60% and 0.80% of the average daily net assets of Payson Total Return Fund and Payson Value Fund, respectively.

ADMINISTRATION AND OTHER SERVICES-Citigroup Global Transaction Services, through
its   various   affiliates   (collectively   "Citigroup"),    provides   certain
administration, portfolio accounting and transfer agency services to the Funds.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

DISTRIBUTION-Forum Fund Services, LLC is the Fund's distributor. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4. WAIVER OF FEES

The Adviser and Citigroup have voluntarily agreed to waive a portion of their fees, such waivers can be reduced or eliminated at any time. For the year ended March 31, 2004, fees waived for the Funds were as follows:

                                   INVESTMENT   TRANSFER
                                    ADVISORY     AGENCY    ACCOUNTING    TOTAL
                                   ----------   --------   ----------    -----
    Payson Total Return Fund        $41,681     $42,078       $33       $83,792
    Payson Value Fund                35,934      36,156        31        72,121

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2004, were as follows:

                                                COST OF     PROCEEDS FROM SALES
                                               PURCHASES      AND MATURITIES
                                               ---------    -------------------
        Payson Total Return Fund              $6,833,393       $5,344,500
        Payson Value Fund                      4,970,037        5,207,923

     For Federal income tax purposes, the tax basis of investment securities owned as of March 31, 2004, the aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value were as follows:

                                                                                            NET
                                                                                         UNREALIZED
                                                          UNREALIZED     UNREALIZED     APPRECIATION
                                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                            --------     ------------   ------------   --------------
Payson Total Return Fund                   $15,713,284    $2,826,308     $(229,235)      $2,597,073
Payson Value Fund                           12,619,354     3,720,329      (613,569)       3,106,760

NOTE 6. DISTRIBUTION TO SHAREHOLDERS

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                             UNDISTRIBUTED   UNDISTRIBUTED     CAPITAL       UNREALIZED
                               ORDINARY        LONG-TERM      AND OTHER     APPRECIATION
                             INCOME (LOSS)    GAIN (LOSS)      LOSSES      (DEPRECIATION)     TOTAL
                             -------------   -------------    ---------    --------------     -----
Payson Total Return Fund       $(23,432)          $--        $(2,734,820)    $2,597,073     $ (161,179)
Payson Value Fund                   892            --           (651,370)     3,106,760      2,456,282

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

The tax character of cash distributions paid during 2004 and 2003 were as follows:

                                                   LONG-TERM          RETURN
                             ORDINARY INCOME      CAPITAL GAIN      OF CAPITAL            TOTAL
                           -------------------   --------------   --------------   -------------------
                             2004       2003     2004    2003      2004     2003     2004       2003
                             ----       ----     ----    ----      ----     ----     ----       ----
Payson Total Return Fund   $312,594   $461,229   $--    $65,790   $20,688   $--    $333,282   $527,019
Payson Value Fund          $ 77,326   $ 64,121    --         --        --    --    $ 77,326   $ 64,121

NOTE 7. PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 805-8258. This information is also available from the EDGAR database on the SEC's Web Site at http://www.sec.gov.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Payson Total Return Fund and Payson Value Fund:

     We have audited the accompanying statements of assets and liabilities of Payson Total Return Fund and Payson Value Fund (the "Funds") (each a series of Forum Funds) including the schedules of investments, as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund and Payson Value Fund as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 21, 2004

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

     For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") is presented below.

                                                         DRD       QDI
                                                         ---       ---
Payson Total Return Fund                               100.00%    78.59%
Payson Value Fund                                      100.00%   100.00%

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                           PRINCIPAL               IN FUND        OTHER
                                                                         OCCUPATION(S)             COMPLEX     TRUSTEESHIPS
                                 POSITION WITH     LENGTH OF              DURING PAST              OVERSEEN      HELD BY
NAME, AGE AND ADDRESS              THE TRUST      TIME SERVED               5 YEARS               BY TRUSTEE     TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer                   Trustee          1989-Present   President, Citigroup, Fund           24           None
Born: July 15, 1942                                              Services (a fund services
Two Portland Square                                              company) since 2003; President
Portland, ME 04101                                               and owner of Forum Fund
                                                                 Services, LLC ("Trust's
                                                                 distributor"); President,
                                                                 Forum Financial Group, LLC
                                                                 ("Forum") (a fund services
                                                                 company acquired by Citigroup
                                                                 in 2003) 1989-2003.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

                                                                                                  NUMBER OF
                                                                                                  PORTFOLIOS
                                                                           PRINCIPAL               IN FUND        OTHER
                                                                         OCCUPATION(S)             COMPLEX     TRUSTEESHIPS
                                 POSITION WITH     LENGTH OF              DURING PAST              OVERSEEN      HELD BY
NAME, AGE AND ADDRESS              THE TRUST      TIME SERVED               5 YEARS               BY TRUSTEE     TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis                 Trustee          1989-Present   Professor of Economics,              24           None
Born: February 15, 1943                                          University of California-Los
Two Portland Square                                              Angeles; Visiting Professor of
Portland, ME 04101                                               Economics, Athens University
                                                                 of Economics and Business
                                                                 1998-1999.
---------------------------------------------------------------------------------------------------------------------------
James C. Cheng                   Trustee          1989-Present   President, Technology                24           None
Born: July 26, 1942                                              Marketing Associates
Two Portland Square                                              (marketing company for small
Portland, ME 04101                                               and medium sized businesses in
                                                                 New England).
---------------------------------------------------------------------------------------------------------------------------
J. Michael Parish                Chairman         1989-Present   Retired; Partner, Wolfe,             24           None
Born: November 9, 1943           Trustee          (Chairman      Block, Schorr and Solis-Cohen
Two Portland Square                               since 2004)    LLP (law firm) 2002-2003;
Portland, ME 04101                                               Partner, Thelen Reid & Priest
                                                                 LLP (law firm) from 1995-2002.
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein               President        2000-Present   Director, Citigroup since           N/A            N/A
Born: August 3, 1961                                             2003; Director of Business &
Two Portland Square                                              Product Development, Forum
Portland, ME 04101                                               1999- 2003.
---------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson                   Vice President/  2001-Present   Relationship Manager;               N/A            N/A
Born: July 15, 1966              Assistant                       Citigroup since 2003;
Two Portland Square              Secretary                       Relationship Manager, Forum
Portland, ME 04101                                               1999-2003.
---------------------------------------------------------------------------------------------------------------------------
Stacey E. Hong                   Treasurer        2002-Present   Director, Fund Accounting,          N/A            N/A
Born: May 10, 1966                                               Citigroup since 2003; Director
Two Portland Square                                              Forum Accounting Services, LLC
Portland, ME 04101                                               (fund accountant acquired by
                                                                 Citigroup in 2003) 1998-2003.
---------------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk                  Secretary        1998-Present   Counsel, Citigroup since 2003;      N/A            N/A
Born: August 24, 1964                                            Counsel, Forum 1998-2003.
Two Portland Square
Portland, ME 04101
---------------------------------------------------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

            FOR MORE INFORMATION                           PAYSON
                                                            FUNDS


                                                    PAYSON TOTAL RETURN FUND

                                                       PAYSON VALUE FUND




                                                    [H.M PAYSON & CO. LOGO]




               TRANSFER AGENT                             PAYSON FUNDS
         Forum Shareholder Services                       P.O. Box 446
            Two Portland Square                      PORTLAND, MAINE 04112
             Portland, ME 04101                           800-805-8258

        [SHAKER FUND LOGO]

        ANNUAL REPORT
        MARCH 31, 2004

                                   [GRAPHIC]

SHAKER FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


A Message to Our Shareholders                                     1

Performance Charts and Analysis                                   3

Schedule of Investments                                           4

Statement of Assets and Liabilities                               5

Statement of Operations                                           6

Statements of Changes in Net Assets                               7

Financial Highlights                                              8

Notes to Financial Statements                                    10

Report of Independent Registered Public Accounting Firm          14

Additional Information                                           15

                                                                     SHAKER FUND

                                                   A MESSAGE TO OUR SHAREHOLDERS
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------


Dear Investor:

The Shaker Fund's (the "Fund") fiscal year ended March 31, 2004 saw a broad-based market recovery, which triggered a significant comeback of growth company stocks. The emergence of a stronger corporate environment and the ability of numerous mid- and small-sized companies to achieve higher operational efficiency produced dramatic increases in their earnings.

We believe that the combination of increased profit margins and dividends, record corporate profits, improved balance sheets, historically low interest rates, and large stock buy-back programs will continue to provide a constructive environment for both the economy and the equity markets.

During the past fiscal year, the Fund has maintained its investment focus on small- and mid-cap companies, market sectors that in recent years have fallen out of investors' favor. Our holdings emphasized companies that had attractive revenue growth potential and the capacity to increase profit margins and earnings. Also, in anticipation of a market rebound, the Fund invested in a number of selected companies with the potential to be positively impacted by an increase in capital spending.

For the 1-year and since inception (4/27/01) periods ended March 31, 2004, Shaker Fund Intermediary shares returned 62.12% and -9.41% in average annual returns, respectively. Please refer to page three for A, B and C share class performance figures. The Fund's performance is measured against the Russell 2000()(R) Growth Index and the Russell 2500()(R) Growth Index, which returned 63.16% and 59.47%, respectively, for the 1-year period ended March 31, 2004. The Fund's out-performance against the Russell 2500 Growth Index resulted from effective stock selection and over-weighting in technology, healthcare, consumer discretionary and producer durable sectors. The slight underperformance against the Russell 2000 Growth benchmark was due to the fact that the Fund holds both mid- and small-cap stocks while the Russell 2000 Growth Index is comprised primarily of small-cap stocks, which as a group, out-performed the mid-cap sector during the past fiscal year. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9048 OR VISIT THE FUND'S WEBSITE AT WWW.SHAKERINVEST.COM.)

While the stock market performed admirably for the past year, we do not believe that a "rising tide will lift all boats." We typically seek out dominant companies in a specific sector of an industry as they are well positioned to increase that dominance over their competitors. In addition, we will continue to maintain our rigorous process, which employs specific investment themes driven by four key macro issues: a top down economic review; demographic factors; industry trends affecting sector growth rates; and technical and scientific developments.

Our research driven investment process will continue to target those companies that meet specific attributes that we consider to be distinguishing characteristics of superior growth companies. These include, but are not limited to companies that exhibit a) a sustainable competitive advantage; b) a diverse customer and product/service base; c) sales of unique, in-demand products throughout the world; d) dominant market leadership; e) forward price/earnings ratio lower than its growth rate; and f) strong free cash flows. These factors, combined with defined portfolio construction parameters and a rigorous sell discipline, help guide the management of the Fund.

SHAKER FUND

A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2004
--------------------------------------------------------------------------------


Over this past fiscal year, the Fund has continued to hold and invest in three key sectors: semiconductors, life science tools and equipment and medical software and services. Although semiconductor company stocks have appreciated during the past twelve months, we believe these stocks can continue to benefit from that sector's low capacity additions, low inventories, and growing demand. This creates an ideal environment for semiconductor device makers to grow earnings. In the life science tools and equipment sector, we anticipate that the development of new, more effective and safer therapies will create a virtual cycle-wherein the successful application of new drugs will spur further increases in life science research. Demand for healthcare software and services will continue to be driven by the aging population and by more stringent regulations aimed at reducing hospital errors.

Some of the top contributors to our Fund's performance during the twelve-month period ended March 31, 2004 included: International Rectifier Corp., Broadcom Corp., and Xilinx, Inc., in the semiconductors sector; Invitrogen Corp. and Qiagen NV, which specialize in manufacturing life science tools and equipment; and Cerner Corp. and Eclipsys Corp., which are leading providers of software solutions to help hospitals decrease cost of care, reduce medical errors and increase the quality of patient care. Other strong performers included Royal Caribbean Cruises, Ltd., Symantec Corp., Caremark Rx, Inc., and Flextronics International, Ltd. Securities that hurt our Fund's performance included Sandisk Corp. and Cell Therapeutics, Inc.

We remain confident in the ability of our investment approach as we seek to produce long-term, attractive returns. We thank you for your confidence in the Fund, and appreciate this opportunity to help you build wealth for the long term.

Sincerely,

/s/ Edward P. Hemmelgarn

Edward P. Hemmelgarn
Portfolio Manager, Shaker Fund

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MARCH 31, 2004 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (888) 314-9048. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (05/04)

                                                                     SHAKER FUND

                                                 PERFORMANCE CHARTS AND ANALYSIS
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value, since the Fund's inception, of a hypothetical $10,000 investment, including (i) sales charges in Intermediary, A, B and C Shares (if applicable) and (ii) reinvested dividends and distributions compared with a broad-based securities market index. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return of each share class includes sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charge structures and class expenses. During the period, Fund fees were waived or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9048.

         INTERMEDIARY, A, B AND C SHARES VS. RUSSELL 2000 GROWTH INDEX

Average Annual Total Return as of 03/31/04*  One Year    Since Inception (04/27/01)
-------------------------------------------  --------    --------------------------
Intermediary Shares                           62.12%               (9.41%)
A Shares (with sales charge)                  52.49%              (11.55%)
B Shares (with sales charge)                  55.07%              (10.98%)
C Shares (with sales charge)                  59.70%              (10.03%)
Russell 2000 Growth Index                     63.16%                1.79%
                                                                                           [LEGEND]

Investment Value on 03/31/04
----------------------------
Intermediary Shares                     $7,490
A Shares                                $6,984
B Shares                                $7,116
C Shares                                $7,339
Russell 2000 Growth Index              $10,534


* Performance for Class A Shares reflect the deduction of the maximum 5.75% front-end sales charge. Class B and C Shares commenced operation on December 11, 2001 and December 7, 2001, respectively. Returns prior to these dates are for Class A Shares, adjusted for the higher expenses applicable to Class B and C Shares as well as their maximum contingent deferred sales charge ("CDSC"). The CDSC for B Shares is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. B Shares convert to A Shares in the ninth year. The CDSC for C Shares is 1% in the first year and eliminated thereafter.

[Edgar representation of graph chart

    DATE      INTERMEDIARY SHARES   A SHARES  B SHARES   C SHARES   RUSSELL 2000 GROWTH INDEX
    04/27/01              10,000     9,425    10,000     10,000                       10,000
    04/30/01              10,370     9,774    10,369     10,370                       10,099
    05/31/01              10,140     9,548    10,125     10,125                       10,333
    06/30/01              10,520     9,896    10,491     10,492                       10,614
    07/31/01               9,610     9,039     9,578      9,579                        9,709
    08/31/01               8,290     7,794     8,256      8,257                        9,103
    09/30/01               6,240     5,872     6,216      6,217                        7,634
    10/31/01               7,310     6,880     7,281      7,283                        8,368
    11/30/01               8,570     8,058     8,524      8,526                        9,067
    12/31/01               8,740     8,219     8,693      8,695                        9,631
    01/31/02               8,430     7,917     8,384      8,376                        9,289
    02/28/02               7,240     6,795     7,197      7,190                        8,687
    03/31/02               8,090     7,597     8,035      8,037                        9,443
    04/30/02               7,550     7,088     7,496      7,489                        9,238
    05/31/02               7,020     6,588     6,968      6,970                        8,698
    06/30/02               5,710     5,353     5,662      5,664                        7,960
    07/31/02               4,870     4,571     4,835      4,826                        6,737
    08/31/02               4,700     4,401     4,655      4,657                        6,734
    09/30/02               4,050     3,789     4,007      4,009                        6,247
    10/31/02               4,530     4,241     4,486      4,477                        6,563
    11/30/02               5,210     4,873     5,154      5,155                        7,214
    12/31/02               4,520     4,232     4,476      4,467                        6,717
    01/31/03               4,640     4,336     4,586      4,587                        6,534
    02/28/03               4,650     4,345     4,596      4,587                        6,360
    03/31/03               4,620     4,317     4,566      4,567                        6,456
    04/30/03               5,010     4,675     4,944      4,946                        7,067
    05/31/03               5,800     5,410     5,722      5,724                        7,864
    06/30/03               5,720     5,344     5,642      5,644                        8,015
    07/31/03               5,990     5,589     5,891      5,893                        8,621
    08/31/03               6,750     6,305     6,649      6,651                        9,084
    09/30/03               6,360     5,938     6,260      6,262                        8,854
    10/31/03               7,120     6,635     6,998      7,000                        9,619
    11/30/03               7,350     6,852     7,217      7,219                        9,933
    12/31/03               7,130     6,654     6,998      7,000                        9,977
    01/31/04               7,530     7,022     7,387      7,389                       10,501
    02/29/04               7,620     7,106     7,476      7,479                       10,485
    03/31/04               7,490     6,984     7,116      7,339                       10,534]

See Notes to Financial Statements.                                             3

SHAKER FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

 SHARE               SECURITY                                    SHARE               SECURITY
AMOUNT              DESCRIPTION               VALUE             AMOUNT              DESCRIPTION               VALUE
-------   -------------------------------  -----------          -------   -------------------------------  -----------
COMMON STOCK - 98.9%                                            LEISURE PRODUCTS & SERVICES - 4.0%
BUILDING MATERIALS - 0.2%                                        38,290   Royal Caribbean Cruises, Ltd.    $ 1,688,589
    262   Eagle Materials, Inc.            $    15,419                                                     -----------
    882   Eagle Materials, Inc., Class B        51,509          PHARMACEUTICALS & BIOMEDICAL TECHNOLOGY - 11.2%
                                           -----------          112,700   Cell Therapeutics, Inc.+             953,442
                                                66,928           27,060   Invitrogen Corp.+                  1,939,931
                                           -----------          137,916   Qiagen NV+                         1,816,354
COMPUTER & SOFTWARE SYSTEMS - 24.1%                                                                        -----------
 38,510   At Road, Inc.+                       472,518                                                       4,709,727
 42,055   Cerner Corp.+                      1,900,465                                                     -----------
118,950   Eclipsys Corp.+                    1,603,446          SEMICONDUCTORS, COMMUNICATION/COMPUTING - 14.1%
 73,845   Fair Isaac Corp.                   2,664,329           19,210   Altera Corp.+                        392,845
122,745   Retek, Inc.+                         927,952            5,342   Artisan Components, Inc.+            119,073
 27,990   Sandisk Corp.+                       794,076           48,130   Broadcom Corp., Class A+           1,885,252
 38,450   Symantec Corp.+                    1,780,235           61,030   Intersil Corp., Class A            1,360,359
                                           -----------           57,630   Xilinx, Inc.+                      2,189,940
                                            10,143,021                                                     -----------
                                           -----------                                                       5,947,469
CONSUMER DISCRETIONARY - 9.8%                                                                              -----------
 53,310   Casual Male Retail Group, Inc.+      551,225          SEMICONDUCTORS, CONSUMER/INDUSTRIAL - 13.8%
 34,470   Furniture Brands International,                        56,530   International Rectifier Corp.+     2,599,815
          Inc.                               1,109,934            5,000   Linear Technology Corp.              185,100
 37,320   Nordstrom, Inc.                    1,489,068           71,080   Microchip Technology, Inc.         1,887,885
 58,630   VeriSign, Inc.+                      972,672           38,990   Power Integrations, Inc.+          1,143,577
                                           -----------                                                     -----------
                                             4,122,899                                                       5,816,377
                                           -----------                                                     -----------
ENERGY & ENERGY SERVICES - 1.0%                                 TELECOMMUNICATIONS - 3.6%
 15,590   GlobalSantaFe Corp.                  432,934           87,530   Flextronics International,
                                           -----------                    Ltd.+                              1,507,266
FINANCIAL SERVICES - 7.2%                                                                                  -----------
 44,680   Arthur J. Gallagher & Co.          1,455,227          Total Common Stock
 12,610   Brown & Brown, Inc.                  488,764          (Cost $27,873,273)                          41,611,187
 43,340   E*Trade Financial Corp.+             578,589                                                     -----------
 13,390   Hilb Rogal & Hamilton Co.            510,159          SHORT-TERM INVESTMENT - 1.0%
                                           -----------          416,391   Scudder Cash Management Fund
                                             3,032,739                    (Cost $416,391)                      416,391
                                           -----------                                                     -----------
HEALTHCARE SERVICES - 4.8%                                      Total Investments in Securities - 99.9%
 60,790   Caremark Rx, Inc.+                 2,021,267          (Cost $28,289,664)                         $42,027,578
                                           -----------          Other Assets and Liabilities, Net - 0.1%        48,128
HOME BUILDERS - 5.1%                                                                                       -----------
 11,720   Centex Corp.                         633,583          NET ASSETS - 100.0%                        $42,075,706
 21,530   DR Horton, Inc.                      762,808                                                     ===========
 13,050   Pulte Homes, Inc.                    725,580
                                           -----------
                                             2,121,971
                                           -----------

------------------------------------------------------------
+ Non-income producing security.

 4                                            See Notes to Financial Statements.

                                                                     SHAKER FUND

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

ASSETS
  Total investments, at value (Cost $28,289,664)                $42,027,578
  Receivables:
     Fund shares sold                                               161,302
     Interest and dividends                                          13,972
     Expense reimbursement from Adviser                              19,235
                                                                -----------
Total Assets                                                     42,222,087
                                                                -----------
LIABILITIES
  Payables:
     Fund shares redeemed                                            52,107
  Accrued Liabilities:
     Payables to related parties                                     39,414
     Trustees' fees and expenses                                         40
     Other expenses                                                  54,820
                                                                -----------
Total Liabilities                                                   146,381
                                                                -----------
NET ASSETS                                                      $42,075,706
                                                                ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                            $37,460,052
     Accumulated net realized gain (loss) on investments         (9,122,260)
     Unrealized appreciation (depreciation) on investments       13,737,914
                                                                -----------
NET ASSETS                                                      $42,075,706
                                                                ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
     Intermediary Shares                                          4,169,280
     A Shares                                                     1,202,477
     B Shares                                                       125,300
     C Shares                                                       136,815
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     Intermediary Shares (based on net assets of
      $31,237,361)                                              $      7.49
                                                                -----------
     A Shares (based on net assets of $8,908,085)               $      7.41
                                                                -----------
     A Shares Maximum Public Offering Price Per Share (net
      asset value per share / 94.25%)                           $      7.86
                                                                -----------
     B Shares* (based on net assets of $922,635)                $      7.36
                                                                -----------
     C Shares* (based on net assets of $1,007,625)              $      7.36
                                                                -----------

------------------------------------------------------------
* Redemption price may be reduced by applicable sales charges.

See Notes to Financial Statements.                                             5

SHAKER FUND

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividend income                                            $   124,809
                                                                -----------
Total Investment Income                                             124,809
                                                                -----------
EXPENSES
     Investment advisory fees                                       392,112
     Administration fees                                             59,646
     Shareholder servicing fees:
       A shares                                                      21,213
       B shares                                                       1,847
       C shares                                                       1,853
     Distribution 12b-1 fees:
       A shares                                                      21,213
       B shares                                                       5,541
       C shares                                                       5,558
     Transfer agency fees:
       Intermediary shares                                           26,379
       A shares                                                      36,553
       B shares                                                      24,932
       C shares                                                      24,806
     Custody fees                                                    11,730
     Accounting fees                                                 87,760
     Registration fees                                               40,471
     Professional fees                                               28,339
     Trustees' fees and expenses                                      1,371
     Miscellaneous expenses                                          17,651
                                                                -----------
Total Expenses                                                      808,975
     Fees waived and expenses reimbursed                           (263,734)
                                                                -----------
Net Expenses                                                        545,241
                                                                -----------
NET INVESTMENT INCOME (LOSS)                                       (420,432)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                      1,237,600
     Net change in unrealized appreciation (depreciation) on
      investments                                                14,424,217
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           15,661,817
                                                                -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $15,241,385
                                                                ===========

 6                                            See Notes to Financial Statements.

                                                                     SHAKER FUND


                                            STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED        YEAR ENDED
                                                                MARCH 31, 2004    MARCH 31, 2003
                                                                --------------    --------------
OPERATIONS
     Net investment income (loss)                                $  (420,432)      $  (330,456)
     Net realized gain (loss) on investments                       1,237,600        (8,462,282)
     Net change in unrealized appreciation (depreciation) on
      investments                                                 14,424,217          (953,727)
                                                                 -----------       -----------
  Increase (Decrease) in Net Assets from Operations               15,241,385        (9,746,465)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS
     Sale of shares:
       Intermediary shares                                        13,112,258        13,778,769
       A shares                                                    1,733,765         5,422,362
       B shares                                                      293,190           279,245
       C shares                                                      405,282           687,737
     Redemption of shares:
       Intermediary shares                                        (7,780,855)       (2,771,299)
       A shares                                                   (5,794,934)       (6,824,586)
       B shares                                                     (135,356)          (35,444)
       C shares                                                     (246,557)         (245,690)
                                                                 -----------       -----------
     Increase (Decrease) from Capital Share Transactions           1,586,793        10,291,094
                                                                 -----------       -----------
     Increase (Decrease) in Net Assets                            16,828,178           544,629
NET ASSETS
     Beginning of period                                          25,247,528        24,702,899
                                                                 -----------       -----------
     End of period (a)                                           $42,075,706       $25,247,528
                                                                 ===========       ===========
SHARE TRANSACTIONS
     Sale of shares:
       Intermediary shares                                         1,995,187         3,212,404
       A shares                                                      269,654         1,075,571
       B shares                                                       45,446            50,154
       C shares                                                       57,987            97,367
     Redemption of shares:
       Intermediary shares                                        (1,135,434)         (613,118)
       A shares                                                   (1,020,163)       (1,356,616)
       B shares                                                      (19,865)           (7,579)
       C shares                                                      (39,747)          (39,405)
                                                                 -----------       -----------
     Increase (Decrease) in Shares                                   153,065         2,418,778
                                                                 ===========       ===========
     (a) Accumulated undistributed (distribution in excess
           of) net investment income                             $        --       $        --
                                                                 -----------       -----------

See Notes to Financial Statements.                                             7

SHAKER FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                     NET REALIZED
                                           BEGINNING      NET            AND                       ENDING
                                           NET ASSET   INVESTMENT     UNREALIZED     TOTAL FROM   NET ASSET
                                           VALUE PER     INCOME      GAIN (LOSS)     INVESTMENT     VALUE       TOTAL
                                             SHARE       (LOSS)     ON INVESTMENTS   OPERATIONS   PER SHARE   RETURN (A)
                                           ---------   ----------   --------------   ----------   ---------   ----------
 INTERMEDIARY SHARES (C)
     April 1, 2003 to March 31, 2004        $ 4.62       $(0.06)        $ 2.93         $ 2.87       $7.49       62.12%
     April 1, 2002 to March 31, 2003          8.09        (0.07)         (3.40)         (3.47)       4.62      (42.89%)
     April 27, 2001 (d) to March 31, 2002    10.00        (0.12)         (1.79)         (1.91)       8.09      (19.10%)
 A SHARES (F)
     April 1, 2003 to March 31, 2004          4.58        (0.13)          2.96           2.83        7.41       61.79%
     April 1, 2002 to March 31, 2003          8.06        (0.10)         (3.38)         (3.48)       4.58      (43.18%)
     April 27, 2001 (d) to March 31, 2002    10.00        (0.07)         (1.87)         (1.94)       8.06      (19.40%)
 B SHARES
     April 1, 2003 to March 31, 2004          4.58        (0.10)          2.88           2.78        7.36       60.70%
     April 1, 2002 to March 31, 2003          8.06        (0.06)         (3.42)         (3.48)       4.58      (43.18%)
     December 11, 2001 (d) to March 31,
       2002                                   8.95        (0.02)         (0.87)         (0.89)       8.06       (9.94%)
 C SHARES
     April 1, 2003 to March 31, 2004          4.58        (0.09)          2.87           2.78        7.36       60.70%
     April 1, 2002 to March 31, 2003          8.06        (0.06)         (3.42)         (3.48)       4.58      (43.18%)
     December 7, 2001 (d) to March 31,
       2002                                   9.03        (0.02)         (0.95)         (0.97)       8.06      (10.74%)

------------------------------------------------------------
(a)Total return excludes the effect of the applicable sales load.
(b)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.
(c)Effective June 4, 2002, Institutional Shares changed their name to Intermediary Shares.
(d)Commencement of operations.
(e)Annualized.
(f)Before November 5, 2001, A Shares were called Investor Shares.

 8                                            See Notes to Financial Statements.

                                                                     SHAKER FUND


                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                 RATIOS TO AVERAGE NET ASSETS
                            ---------------------------------------
          NET ASSETS AT          NET                                  PORTFOLIO
          END OF PERIOD      INVESTMENT       NET         GROSS       TURNOVER
         (000'S OMITTED)    INCOME (LOSS)   EXPENSES   EXPENSES (B)     RATE
         ----------------   -------------   --------   ------------   ---------
             $31,237           (1.10%)       1.45%         1.83%         60%
              15,300           (1.18%)       1.65%         2.34%         67%
               5,746           (1.48%)(e)    1.90%(e)      3.31%(e)      61%
               8,908           (1.30%)       1.65%         2.70%         60%
               8,948           (1.72%)       2.15%         2.85%         67%
              18,008           (1.72%)(e)    2.15%(e)      3.19%(e)      61%
                 923           (1.90%)       2.25%         7.46%         60%
                 457           (1.80%)       2.25%         9.95%         67%
                 461           (1.84%)(e)    2.25%(e)     28.00%(e)      61%
               1,008           (1.85%)       2.20%         7.44%         60%
                 543           (1.77%)       2.20%         8.21%         67%
                 488           (1.81%)(e)    2.20%(e)     27.32%(e)      61%

See Notes to Financial Statements.                                             9

SHAKER FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Shaker Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers four classes of shares: Intermediary Shares (prior to June 4, 2002, known as Institutional Shares), A Shares (prior to November 5, 2001, known as Investor Shares), B Shares and C Shares. Intermediary Shares and A Shares commenced operations on April 27, 2001, after the Fund acquired the net assets of certain individual accounts managed by Shaker Management, Inc., and its affiliate, Shaker Investments, Inc., (collectively now known as Shaker Investments, L.L.C.) in exchange for Fund shares. B Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively. A Shares generally have a front-end sales charge while B Shares and C Shares have a contingent deferred sales charge. B Shares automatically convert to A Shares nine years from the end of the calendar month in which the Fund accepted your purchase. No sales charges are assessed with respect to Intermediary Shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

The Fund seeks long-term capital appreciation by investing primarily in the common stock of domestic growth companies.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV.

                                                                     SHAKER FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income, if any, are declared and paid quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2004, the Fund has capital loss carryovers to offset future capital gains of $347,400, $7,059,582 and $1,028,406 expiring in March 2010,
March 2011 and March 2012, respectively.

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 31, 2004 have been reclassified. The following reclassification was primarily a result of a net operating loss and has no impact on the net assets of the Fund.

        Accumulated Net Investment Income (Loss)  $ 420,432
        Paid-in Capital                           $(420,432)


EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include shareholder servicing fees, distribution fees, transfer agency fees, registration fees and certain expenses determined by the Trust's Board.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - The Fund's investment adviser is Shaker Investments, L.L.C. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1.10% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

SHAKER FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
--------------------------------------------------------------------------------

DISTRIBUTION - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act with respect to A Shares, B Shares and C Shares, the Fund pays the Distributor a fee at an annual rate of 0.25% of the average daily net assets of A Shares and 0.75% of the average daily net assets of each of B Shares and C Shares. The Distributor may pay some or all of these fees to various financial institutions, including the Adviser, that provide distribution or shareholder services. The Distribution Plan obligates the Fund to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the year ended March 31, 2004, the Distributor received $19,334 (net of $1,879 waiver), $5,541 and $5,558 for the A Shares, B Shares and C Shares, respectively.

For the year ended March 31, 2004, the Distributor retained $7,740 of the front-end sales charges assessed on the sale of A Shares. For the year ended
March 31, 2004, the Distributor did not receive any compensation from the back-end sales charges on the sale of B Shares or C Shares.

SHAREHOLDER SERVICES - The Fund pays a shareholder servicing fee at an annual rate of 0.25% of the Fund's average daily net assets of each of A Shares, B Shares and C Shares. These fees are paid to various financial institutions, including the Adviser, that provide shareholder services.

Certain Trustees and Officers of the Trust are Directors, Officers or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses of Intermediary Shares, A Shares, B Shares and C Shares do not exceed 1.45%, 1.65%, 2.25% and 2.20%, respectively, of that class' average daily net assets through July 31, 2004. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2004, fees waived and expenses reimbursed were as follows:

                                                                                          TOTAL FEES
                  EXPENSE                                                                 WAIVED AND
INVESTMENT     REIMBURSEMENT      ACCOUNTING   TRANSFER   SHAREHOLDER   DISTRIBUTION       EXPENSES
 ADVISORY       FROM ADVISER         FEES       AGENCY     SERVICES      12B-1 FEES       REIMBURSED
----------   ------------------   ----------   --------   -----------   ------------   -----------------
 $133,140         $120,084          $1,000       $305       $7,326         $1,879          $263,734

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, were $21,689,466 and $20,893,147, respectively, for the year ended March 31, 2004.

For Federal income tax purposes, the tax basis of investment securities owned as of March 31, 2004, was $28,976,536, and the net unrealized appreciation of investment securities was $13,051,042. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $14,282,636, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,231,594.

                                                                     SHAKER FUND

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years ended March 31, 2004 and 2003.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

       Capital and Other Losses                $(8,435,388)
       Unrealized Appreciation                  13,051,042
                                               -----------
       Total                                   $ 4,615,654
                                               ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales reallocations.

NOTE 7.  PROXY VOTING INFORMATION (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9048. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

SHAKER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Shaker Fund:

We have audited the accompanying statement of assets and liabilities of Shaker Fund (the "Fund") (a series of Forum Funds), including the schedule of investments, as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shaker Fund as of March 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
May 21, 2004

                                                                     SHAKER FUND

                                              ADDITIONAL INFORMATION (Unaudited)
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - There were no ordinary income dividends paid by the Fund for the tax year ended March 31, 2004.

CAPITAL GAIN DIVIDENDS - There were no long-term capital gain dividends paid by the Fund for the tax year ended March 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Fund. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9048.

SHAKER FUND

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2004
--------------------------------------------------------------------------------

                             POSITION          LENGTH OF             PRINCIPAL           NUMBER OF PORTFOLIOS         OTHER
        NAME,                WITH THE            TIME              OCCUPATION(S)           IN FUND COMPLEX         TRUSTEESHIPS
   AGE AND ADDRESS            TRUST             SERVED          DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

John Y. Keffer               Trustee         1989-Present    President, Citigroup,          24                     None
Born: July 15, 1942                                          Fund Services (a fund
Two Portland Square                                           services company) since
Portland, ME 04101                                            2003; President and
                                                              owner of Forum Fund
                                                              Services, LLC ("Trust's
                                                              distributor");
                                                              President, Forum
                                                              Financial Group, LLC
                                                              ("Forum") (a fund
                                                              services company
                                                              acquired by Citigroup in
                                                              2003) 1989-2003.
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Costas Azariadis             Trustee         1989-Present    Professor of Economics,        24                     None
Born: February 15,                                            University of
1943                                                          California-Los Angeles;
Two Portland Square                                           Visiting Professor of
Portland, ME 04101                                            Economics, Athens
                                                              University of Economics
                                                              and Business 1998-1999.
----------------------------------------------------------------------------------------------------------------------------------
James C. Cheng               Trustee         1989-Present    President, Technology          24                     None
Born: July 26, 1942                                           Marketing Associates
Two Portland Square                                           (marketing company for
Portland, ME 04101                                            small and medium sized
                                                              businesses in New
                                                              England).
----------------------------------------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman Trustee    1989-Present    Retired; Partner, Wolfe,       24                     None
Born: November 9, 1943                      (Chairman since   Block, Schorr and Solis-
Two Portland Square                              2004)             Cohen LLP (law
Portland, ME 04101                                                 firm) 2002- 2003;
                                                                   Partner, Thelen
                                                                   Reid & Priest LLP
                                                                   (law firm) from
                                                                   1995-2002.
----------------------------------------------------------------------------------------------------------------------------------

                                                                     SHAKER FUND

                                              ADDITIONAL INFORMATION (Unaudited)
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------

                             POSITION          LENGTH OF             PRINCIPAL           NUMBER OF PORTFOLIOS         OTHER
        NAME,                WITH THE            TIME              OCCUPATION(S)           IN FUND COMPLEX         TRUSTEESHIPS
   AGE AND ADDRESS            TRUST             SERVED          DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

David I. Goldstein          President        2000-Present    Director, Citigroup since      N/A                     N/A
Born: August 3, 1961                                          2003; Director of
Two Portland Square                                           Business & Product
Portland, ME 04101                                            Development, Forum 1999-
                                                              2003.
----------------------------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/     2001-Present    Relationship Manager;          N/A                     N/A
Born: July 15, 1966    Assistant Secretary                    Citigroup since 2003;
Two Portland Square                                           Relationship Manager,
Portland, ME 04101                                            Forum 1999-2003.
----------------------------------------------------------------------------------------------------------------------------------
Stacey E. Hong              Treasurer        2002-Present    Director, Fund                 N/A                     N/A
Born: May 10, 1966                                           Accounting, Citigroup
Two Portland Square                                           since 2003; Director
Portland, ME 04101                                            Forum Accounting
                                                              Services, LLC (fund
                                                              accountant acquired by
                                                              Citigroup in 2003) 1998-
                                                              2003.
----------------------------------------------------------------------------------------------------------------------------------
Leslie K. Klenk             Secretary        1998-Present    Counsel, Citigroup since       N/A                     N/A
Born: August 24, 1964                                         2003; Counsel, Forum
Two Portland Square                                           1998- 2003.
Portland, ME 04101
----------------------------------------------------------------------------------------------------------------------------------

                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                                  P.O. Box 446
                              Portland, Maine 04112
                            (888) 314-9048 (toll-free)
                 E-mail address: shaker-fund@forum-financial.com





                               [SHAKER FUND LOGO]

                                  SHAKER FUND
                                  P.O. Box 446
                             Portland, Maine 04112
                                 (888) 314-9048


                    Investment Company Act File No. 811-3023

ITEM 2. CODE OF  ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a Code of Ethics as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. In addition, the Board recognized that the experience of the Trustees that are members of the Audit Committee is sufficient for them to perform the services required of Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Austin Global Equity Fund
Investors Bond Fund
TaxSaver Bond Fund
Payson Total Return Fund
Payson Value Fund
Shaker Fund

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,428 in 2003 and $95,200 in 2004.

(b) Audit-Related Fees - There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $19,200 in 2003 and estimated to be $21,000 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 0.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $19,200 in 2003 and $21,000 in 2004. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) A copy of the Code of Ethics (Exhibit filed herewith).

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit furnished herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:       Forum Funds


By       /S/ Stacey E. Hong
         -------------------
         Stacey E. Hong, Treasurer

Date     June 4, 2004
         ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /S/ David I. Goldstein
         ----------------------
         David I. Goldstein, President

Date     June 4, 2004
         ------------


By       /S/ Stacey E. Hong
         ------------------
         Stacey E. Hong, Treasurer

Date     June 4, 2004
         ------------